Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934 (Amendment No. _)

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LEGG MASON ETF INVESTMENT TRUST

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WESTERN ASSET TOTAL RETURN ETF

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders of the Western Asset Total Return ETF (the “Fund”), which will be conducted exclusively online via live webcast and is scheduled for December 13, 2024, at 11:00 a.m. Eastern time. These materials discuss a proposal to be voted on at the meeting and contain a Notice of Special Meeting of Shareholders, a Prospectus/Proxy Statement (the “Prospectus/Proxy Statement”), and proxy card. A proxy card is, in essence, a ballot. When you complete a proxy card, it tells us how you wish the individuals named on your proxy card to vote on important issues relating to the Fund. If you complete, sign and return a proxy card, we’ll vote your proxy exactly as you tell us. If you simply sign and return a proxy card without indicating how your shares are to be voted, we’ll vote your proxy FOR the proposal, which is in accordance with the Board of Trustees’ recommendation on page 17 of the Prospectus/Proxy Statement.

We urge you to review carefully the proposal in the Prospectus/Proxy Statement. Then, fill out the enclosed proxy card(s) and return it to us so that we know how you would like to vote. When shareholders return their proxy cards promptly, additional costs related to additional solicitation or mailings may be avoided.

PLEASE COMPLETE, SIGN AND RETURN the proxy card(s) you receive.

We welcome your comments. If you have any questions, call Fund Information at:

(800) DIAL BEN/(800) 342-5236

TELEPHONE AND ONLINE VOTING

For your convenience, you may be able to vote by telephone or, if eligible, online 24 hours a day. Please follow the instructions on the enclosed proxy card(s) to vote by telephone or online. If your account is eligible to vote online, separate instructions are enclosed.

WESTERN ASSET TOTAL RETURN ETF

620 Eighth Avenue, 47th Floor

New York, NY 10018

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on December 13, 2024

To the Shareholders of the Western Asset Total Return ETF (the “Target Fund”):

NOTICE IS HEREBY GIVEN of a Special Meeting of Shareholders (the “Meeting”) of the Target Fund, a series of the Legg Mason ETF Investment Trust (the “Target Trust”), which will be conducted exclusively online via live webcast on December 13, 2024, at 11:00 a.m., Eastern time. The Meeting is being called for the following purpose:

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) between the Target Trust, on behalf of the Target Fund, and the Franklin Templeton ETF Trust (the “Acquiring Trust”), on behalf of the Western Asset Bond ETF (the “Acquiring Fund”), that provides for: (i) the acquisition of substantially all of the assets (net of any liabilities) of the Target Fund by the Acquiring Trust, on behalf of the Acquiring Fund, in exchange solely for shares of the Acquiring Fund and cash (in lieu of fractional shares, if any), (ii) the issuance of shares of the Acquiring Fund and cash (in lieu of fractional shares, if any) to the Target Fund and the pro rata distribution of such shares and cash (in lieu of fractional shares, if any), to the shareholders of the Target Fund, and (iii) the complete liquidation and dissolution of the Target Fund.

2.	To transact such other business as may properly come before the Meeting.

A copy of the Plan, which more completely sets forth the terms of the proposed reorganization of the Target Fund with and into the Acquiring Fund, is attached as Exhibit A to the Prospectus/Proxy Statement.

Shareholders of record as of the close of business on September 12, 2024 are entitled to notice of, and to vote at, the Meeting or any adjournment of the Meeting.

For technical assistance in accessing the Meeting, shareholders can email attendameeting@equiniti.com.

By Order of the Board of Trustees of the Target Trust,

Harris Goldblat

Vice President and Secretary

October 14, 2024

You are invited to attend the Meeting, which will be conducted exclusively online via live webcast, but if you cannot do so, the Board of Trustees of the Target Trust, on behalf of the Target Fund, urges you to complete, date, sign, and return the enclosed proxy card(s) in the enclosed postage-paid return envelope. It is important that you return your signed proxy card(s) promptly so that a quorum may be ensured at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy card, by giving written notice of revocation to the Target Fund at any time before the proxy is exercised, or by voting at the Meeting. You may vote by touch-tone telephone by calling the telephone number printed on your proxy card and following the recorded instructions. In addition, if your account is eligible, you may be able to vote online by visiting the website printed on your proxy card and following the online instructions.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 13, 2024

The Notice of Special Meeting of Shareholders, Prospectus/Proxy Statement and related Statement of Additional Information are available online at https://vote.proxyonline.com/Franklin/docs

If you have any questions, would like to vote your shares, or wish to obtain instructions on how to attend the Meeting and vote at the Meeting, please call EQ Fund Solutions, LLC, our proxy solicitor, toll free at (800) 814-8954.

Prospectus/Proxy Statement

(the “Prospectus/Proxy Statement”)

When reading this Prospectus/Proxy Statement, you will notice that certain terms are capitalized. The more significant of those capitalized terms are explained in our glossary section at the back of the Prospectus/Proxy Statement.

i

Where can I find more financial and performance information about the Target Fund?	13
What are other key features of the Funds?	13
REASONS FOR THE REORGANIZATION	15
INFORMATION ABOUT THE REORGANIZATION	17
How will the Reorganization be carried out?	17
Who will pay the expenses of the Reorganization?	18
What should I know about the Acquiring Fund Shares?	18
What are the capitalizations of the Funds and what might the Acquiring Fund’s capitalization be after the Reorganization?	18
COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS	19
How do the investment objectives, strategies, policies and risks of the Funds compare?	19
How do the fundamental investment policies of the Funds differ?	23
What are the principal investment risks associated with investments in the Funds?	25
FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION	26
INFORMATION ABOUT THE FUNDS	29
FURTHER INFORMATION ABOUT THE FUNDS	30
VOTING INFORMATION	33
How many votes are necessary to approve the Plan?	33
How do I ensure my vote is accurately recorded?	33
May I revoke my proxy?	34
What other matters will be voted upon at the Meeting?	34
Who is entitled to vote?	34
How will proxies be solicited?	34
May I attend the Meeting?	35
How do I sign a proxy card?	36
Are there dissenters’ rights?	36
PRINCIPAL HOLDERS OF SHARES	36
SHAREHOLDER PROPOSALS	37
ADJOURNMENT	37
GLOSSARY	38
EXHIBITS TO PROSPECTUS/PROXY STATEMENT	40

ii

A.	Form of Agreement and Plan of Reorganization	A-1
B.	Principal Holders of Securities	B-1
C.	Comparison of Similar Principal Investment Risks	C-1
D.	Principal Risks of the Target Fund Not Disclosed by the Acquiring Fund	D-1
E.	Principal Risks of the Acquiring Fund Not Disclosed by the Target Fund	E-1

iii

PROSPECTUS/PROXY STATEMENT

Dated October 14, 2024

Acquisition of Substantially All of the Assets of

WESTERN ASSET TOTAL RETURN ETF

NASDAQ (Ticker Symbol): WBND

(a series of Legg Mason ETF Investment Trust)

By and in Exchange for Shares of

WESTERN ASSET BOND ETF

NASDAQ (Ticker Symbol): WABF

(a series of Franklin Templeton ETF Trust)

This Prospectus/Proxy Statement (the “Prospectus/Proxy Statement”) solicits proxies to be voted at a Special Meeting of Shareholders, which will be conducted exclusively online via live webcast on December 13, 2024 at 11:00 a.m., Eastern time (the “Meeting”), of the Western Asset Total Return ETF (the “Target Fund”), a series of Legg Mason ETF Investment Trust (the “Target Trust”).

At the Meeting, shareholders of the Target Fund will be asked to approve or disapprove an Agreement and Plan of Reorganization (the “Plan”). If the Target Fund’s shareholders vote to approve the Plan, substantially all of the assets (net of any liabilities) of the Target Fund will be acquired by Franklin Templeton ETF Investment Trust (the “Acquiring Trust”), on behalf of the Western Asset Bond ETF (the “Acquiring Fund”), in exchange solely for shares of the Acquiring Fund (“Acquiring Fund Shares”) and cash (in lieu of fractional shares, if any). (This proposed transaction is referred to in this Prospectus/Proxy Statement as the “Reorganization.”)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The Meeting will be conducted exclusively online via live webcast on December 13, 2024, at 11:00 a.m., Eastern time. You can contact the host of the Meeting webcast by calling (800) 814- 8954. The Board of Trustees of the Target Trust (the “Target Board”), on behalf of the Target Fund, is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about October 22, 2024.

If the Target Fund’s shareholders vote to approve the Plan, on the closing date of the Reorganization, shareholders of the Target Fund will receive Acquiring Fund Shares priced at the net asset value (“NAV”) and cash (in lieu of fractional shares, if any) equivalent to the aggregate NAV of their investment in the Target Fund. The Target Fund will then be liquidated and dissolved.

The Target Fund and the Acquiring Fund (each, a “Fund” and together, the “Funds”) have identical investment objectives and similar principal investment strategies and risks. Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC prior to November 30, 2023) serves as investment manager of the Target Fund. Franklin Advisers, Inc. (“FAV”) serves as investment manager of the Acquiring Fund. Western Asset Management Company, LLC (“Western Asset” or the “Subadvisor”) provides the day-to-day portfolio management of each Fund as subadvisor. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) and Western Asset Management Company Ltd (“Western Asset Japan” and, collectively with Western Asset London and Western Asset Singapore, the “sub-subadvisors”) serve as sub-subadvisors to the Funds.

This Prospectus/Proxy Statement includes information about the Plan and the Acquiring Fund that you should know before voting on the Plan, which if approved, would result in your investing in the Acquiring Fund. You should retain this Prospectus/Proxy Statement for future reference. Additional information about the Target Fund, the Acquiring Fund, and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents:

●	The Prospectus of the Target Fund dated August 1, 2024, as supplemented, (the “Target Fund Prospectus”) [SEC Accession No. 0001193125-24-185871] (333-206784), which is incorporated by reference into and considered a part of this Prospectus/Proxy Statement.

●	The Prospectus of the Acquiring Fund dated August 1, 2024, (the “Acquiring Fund Prospectus”) [SEC Accession No. 0001741773-24-003175] (333-208873), accompanies this Prospectus/Proxy Statement and is also incorporated by reference into and considered a part of this Prospectus/Proxy Statement.

●	A Statement of Additional Information (“SAI”) dated October 14, 2024, relating to this Prospectus/Proxy Statement, which has been filed with SEC, is incorporated by reference into and considered a part of this Prospectus/Proxy Statement.

You may request a free copy of the SAI relating to this Prospectus/Proxy Statement, the Target Fund Prospectus or the Acquiring Fund Prospectus without charge by calling (800) DIAL-BEN/(800) 342-5236 or by writing to Franklin Templeton at One Franklin Parkway, San Mateo, CA 94403-1906.

SUMMARY

This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A) and the Acquiring Fund Prospectus (enclosed).

What am I being asked to vote upon?

Shareholders of the Target Fund are being asked to approve the Plan between the Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, that provides for: (1) the acquisition of substantially all of the assets (net of any liabilities) of the Target Fund by the Acquiring Trust, on behalf of the Acquiring Fund, in exchange solely for full shares of beneficial interest, with no par value, of the Acquiring Fund (the “Acquiring Fund Shares”) and cash (in lieu of fractional shares, if any), (2) the issuance of shares of the Acquiring Fund and cash (in lieu of fractional shares, if any) to the Target Fund and the distribution of Acquiring Fund Shares to the holders of shares of beneficial interest, with a par value of $0.00001, of the Target Fund (the “Target Fund Shares”) and cash (in lieu of fractional shares, if any), according to their respective interests in the Target Fund, and (3) the complete liquidation and dissolution of the Target Fund.

Why is this Reorganization being Proposed?

Recently, Fund management undertook an analysis of its ETFs as part of an ongoing review of the Franklin Templeton ETF product line and concluded that the Target Fund, after almost six years of operation, had not generated investor interest, had not achieved scale and had underperformed its peers. Fund management recommended the Reorganization to the Target Board because both Funds have an identical investment objective of maximizing total return consistent with prudent investment management and liquidity needs, generally similar principal investment strategies and principal investment risks and a similar portfolio composition. Combining both Funds would create a larger fund by which fixed expenses could be spread over a larger asset base and potentially create economies of scale. Fund management believed that the Reorganization was preferable to a liquidation of the Target Fund because a liquidation, unlike a reorganization, would result in a taxable event for those Target Fund shareholders who do not hold their shares in a tax-advantaged account. Accordingly, Fund management recommended the Reorganization to the Board for approval for the reasons discussed below in the section titled “REASONS FOR THE REORGANIZATION.”

What will happen if shareholders approve the Plan?

If the Target Fund’s shareholders vote to approve the Plan and all other closing conditions of the Reorganization under the Plan are satisfied or waived, then shareholders of the Target Fund will become shareholders of the Acquiring Fund on or about January 10, 2025, and will no longer be shareholders of the Target Fund. Like the Target Fund, the Acquiring Fund is an open-end, registered management investment company operating as an exchange-traded fund (“ETF”). Shareholders of the Target Fund will receive Acquiring Fund Shares priced at the NAV and cash (in lieu of fractional shares, if any) equivalent to the aggregate NAV of their investment in the Target Fund.

In particular, the Plan provides that (1) the assets (net of any liabilities) of the Target Fund will be acquired by the Acquiring Trust, on behalf of the Acquiring Fund, in exchange for Acquiring Fund Shares and cash (in lieu of fractional shares, if any); and (2) the Acquiring Fund Shares and cash (in lieu of fractional shares, if any) received by the Target Fund in the exchange will then be distributed to shareholders of the Target Fund. After the Acquiring Fund Shares and cash (in lieu of fractional shares, if any) are distributed to the shareholders of the Target Fund, the Target Fund will be liquidated and dissolved. As a result of the Plan, shareholders of the Target Fund will become shareholders of the Acquiring Fund. This exchange is expected to occur on or about January 10, 2025, and the share transfer books of the Target Fund will be permanently closed as of the close of business on January 10, 2025.

How will the Reorganization affect me?

If the Reorganization is completed, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. Upon completion of the Reorganization, shareholders of the Target Fund will own shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of their shares of the Target Fund that were owned when the Reorganization happened, and cash (in lieu of fractional shares, if any).

Will the Reorganization affect the way my investments are managed?

Generally, no. The Acquiring Fund will be managed using the same investment objective and similar principal investment strategies currently used by the Target Fund.

For a more complete discussion, see the sections below titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ Are there any significant differences between the investment goals, policies and strategies of the Funds?” and “How do the principal investment risks of the Funds compare?” and “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – How do the investment goals, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?”

Are there any differences in principal risks between the Target Fund and the Acquiring Fund?

Yes. While most of the principal risks of the Target Fund and the Acquiring Fund are the same, each Fund discloses certain principal risks that the other one does not. The Acquiring Fund, but not the Target Fund, discloses principal risks relating to portfolio turnover, floating rate corporate investments, impairment of collateral, income, variable rate securities, when-issued and delayed delivery transactions, credit-linked securities, focus, large shareholder, and cash/cash equivalents. The Target Fund, but not the Acquiring Fund, discloses principal risks relating to asset class, commodity regulatory, forward roll transactions, hedging, illiquidity, investing in ETFs, investing in loans, leverage, national closed market trading, sovereign debt, stock market, trading issues, assets under management and equity securities, and valuation.

For a more complete discussion, see the sections below titled: “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – How do the investment goals, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?”

Will the fees and expenses of the Acquiring Fund be lower than the fees and expenses of the Target Fund?

Yes. The Acquiring Fund has a lower operating expense ratio and contractual unitary management fee rate than the Target Fund.

Both the Acquiring Fund and the Target Fund have an all-in fee or a unitary management fee structure. The contractual unitary management fee rate of the Acquiring Fund (0.35%) is lower than the contractual unitary management fee rate of the Target Fund both before fee waivers and expense reimbursement (0.49%) and after fee waivers and expense reimbursement (0.45%). Pursuant to the Acquiring Fund’s investment management agreement, the Acquiring Fund pays FAV a unitary management fee for managing the Acquiring Fund’s assets and FAV pays Western Asset for its services. FAV reimburses the Acquiring Fund for all acquired fund fees and expenses, such as those associated the Acquiring Fund’s investment in a Franklin Templeton money fund) and with certain exceptions discussed below, pays all of the ordinary operating expenses of the Acquiring Fund. Similarly, pursuant to the Target Fund’s investment management agreement, the Target Fund pays FTFA a unitary management fee for all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Target Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements). The unitary management fee for both Funds excludes certain expenses, and as a result, both Funds are responsible for paying the following expenses pursuant to their respective investment management agreements: (1) taxes, (2) brokerage expenses, (3) interest expenses, (4) 12b-1 fees (if any), (5) extraordinary expenses, (6) litigation expenses, and (7) the management fee. The Target Fund, but not the Acquiring Fund, is also responsible for paying acquired fund fees and expenses.

ANNUAL OPERATING EXPENSE TABLE FOR THE TARGET FUND AND PROJECTED FEES FOR THE ACQUIRING FUND AFTER THE REORGANIZATION

ANNUAL FUND OPERATING EXPENSES	Target Fund[1]	Acquiring Fund	Pro Forma Combined Acquiring Fund[2]
Management fees	0.49%	0.35%	0.35%
Distribution and service (12b-1) fees	0.00%	None	None
Other expenses	None	None	None
Total annual Fund operating expenses	0.49%	0.35%	0.35%
Fee waiver and/or expenses reimbursed	(0.04)[3]	--	--
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.45%	0.35%	0.35%

1.	The fee table does not include the costs of the Reorganization (including portfolio transaction costs) allocated to the Target Fund (approximately $83,250 or 0.20% of the Target Fund’s net assets).
2.	Pro forma expenses (annualized) are based on current and anticipated Acquiring Fund expenses as if the Reorganization had been effective as of March 31, 2024 and experienced a year of combined operations, and that the current management fee payable from the Acquiring Fund to FAV had been in place for the entire period.
3.	The Target Fund’s investment manager has agreed to waive fees and/or reimburse management fees so that the ratio of total annual fund operating expenses will not exceed 0.45% (subject to the same exclusions as the Target Fund’s investment management agreement). This arrangement cannot be terminated prior to October 31, 2025 without the consent of the Target Fund’s Board of Trustees.

For a more detailed comparison of the Funds’ fees and expenses, see the sections below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the Funds’ investment management fee rates?” and “What are the fees and expenses of each Fund and what might they be after the Reorganization?”

Who will pay the costs in connection with the Reorganization?

The estimated cost of the Reorganization is expected to be approximately $233,000, which is proposed to be allocated 75% to Fund management and 25% to the Target Fund whether or not the Reorganization is consummated. Most of the estimated cost relates to the preparation, printing and mailing of the Prospectus/Proxy Statement and a supplement to the Target Fund’s prospectuses, proxy solicitation of the Target Fund’s shareholders and holding the Meeting, and related legal and accounting fees. Each Fund would also bear a portion of the portfolio transaction costs related to the Reorganization which are currently estimated to be approximately $15,000 for the Target Fund or 0.04% of the Target Fund’s net assets and $10,000 for the Acquiring Fund or 0.02% of the Acquiring Fund’s net assets (these estimates are subject to change).

The foregoing allocation of the cost of the Reorganization was based on Fund management’s belief that incurring a portion of the costs by each Fund is appropriate because the Reorganization will be beneficial to each Fund and its shareholders (e.g., in the case of the Target Fund, a lower annual operating expense ratio and a lower investment management fee rate).

What are the federal income tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, and the delivery of a legal opinion to that effect is a condition of closing the Reorganization, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. This means that, subject to the limited exceptions described below in the “FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION” section of this Prospectus/Proxy Statement, the shareholders of the Target Fund will recognize no income, gain or loss for federal income tax purposes upon the exchange of all of their shares of the Target Fund for shares of the Acquiring Fund, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares. Shareholders should consult their tax advisers about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Prospectus/Proxy Statement relates only to the federal income tax consequences of the Reorganization. For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION.”

How do the purchase procedures, redemption procedures, and exchange rights of the Funds compare?

Each Fund is an actively-managed ETF. Individual shares of the Funds are listed on a national securities exchange (NASDAQ) and are redeemable only in aggregated blocks of shares or multiples thereof (“Creation Units”) by certain large institutional investors known as “Authorized Participants” who have entered into agreements with the Funds’ distributor. Individual shares of the Funds may only be purchased and sold in the secondary market through a broker-dealer at market prices. The procedures for the purchase and sale of each Fund’s shares are identical, and are described in the sections titled “Purchase and Sale of Fund Shares” and “Creations and Redemptions” in the Acquiring Fund’s Prospectus. As an ETF, neither Fund provides for the exchange of shares.

What is the anticipated timing of the Reorganization?

The Meeting, which will be conducted exclusively online via live webcast, is scheduled to occur on December 13, 2024 at 11:00 a.m., Eastern time. If the necessary approval is obtained and all other closing conditions of the Reorganization under the Plan are satisfied or waived, the Reorganization is currently expected to be completed on or about January 10, 2025.

What happens if the Reorganization is not approved?

If the Reorganization is not approved by the Target Fund’s shareholders or does not close for any reason, such shareholders will remain shareholders of the Target Fund, and the Target Fund will continue to operate. The Target Board then will consider such other actions as it deems necessary or appropriate for the Target Fund.

How will shareholder voting be handled?

Shareholders who owned shares of the Target Fund at the close of business on September 12, 2024 (the “Record Date”), will be entitled to vote at the Meeting, and will be entitled to one vote for each dollar of net asset value represented by the shareholder’s shares of the Target Fund. Approval of the Reorganization by the Target Fund requires the affirmative vote of the lesser of: (i) a majority of the voting power of the outstanding voting securities of the Target Fund or (ii) 67% or more of the voting power of the voting securities of the Target Fund present on-line or represented by proxy at the Meeting if the holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Target Fund are present or represented by proxy (“1940 Act Majority Vote”). EQ Fund Solutions, LLC is a company that has been retained by the Target Fund to assist in the solicitation of proxies and collect and tabulate shareholder votes. EQ Fund Solutions, LLC is not affiliated with the Funds or with Franklin Resources, Inc (“FRI”).

Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may cast your vote by completing, signing, and mailing the enclosed proxy card(s), by calling the number on the enclosed proxy card(s), or online by following the on-line instructions if your account is eligible. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Meeting. You may also attend the Meeting and cast your vote at the Meeting, which is being conducted exclusively online via live webcast.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “VOTING INFORMATION” section of this Prospectus/Proxy Statement.

What is the Target Board’s recommendation regarding the proposal?

The Target Board unanimously recommends that you vote FOR the Reorganization. At a meeting held on September 5, 2024, the Target Board, on behalf of the Target Fund, considered the proposal to reorganize the Target Fund with and into the Acquiring Fund, unanimously approved the Plan, and voted to recommend that shareholders of the Target Fund vote to approve the Plan. For the reasons set forth in the “REASONS FOR THE REORGANIZATION” section of this Prospectus/Proxy Statement, the Target Board, including the Independent Trustees (as defined below), have determined that participation in the Reorganization is in the best interests of the Target Fund. The Target Board also concluded that no dilution in value would result to the shareholders of the Target Fund as a result of the Reorganization.

THE TARGET BOARD, ON BEHALF OF THE TARGET FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN.

COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment objectives, policies, and strategies of the Funds?

Investment Objectives

Each Fund’s investment objective is to seek to maximize total return, consistent with prudent investment management and liquidity needs.

Principal Investment Strategies

As shown in more detail in the tables below, generally, the Funds are very similar. Besides fixed income securities, the Target Fund, unlike the Acquiring Fund, may invest (as part of its 80% investment policy) in equity securities of any type acquired in reorganizations of issuers of fixed income securities or debt instruments, non-convertible preferred securities, warrants, cash and cash equivalents, and foreign currencies. Some other notable differences are:

	Target Fund	Acquiring Fund
Below-investment grade securities or debt instruments	No more than 30% of assets	No more than 20% of its assets
Securities or debt instruments of non-U.S. issuers	No more than 30% of total assets	No more than 25% of total assets

	Target Fund	Acquiring Fund
Non-U.S. dollar denominated securities or debt instruments	No more than 25% of total assets	Limited to U.S. Dollar denominated securities
Range of Effective Duration	2-9 Years	3-7 Years

Since the Funds share the same subadvisor, sub-subadvisors and portfolio management team, the Funds have identical investment and portfolio construction processes.

Investment Policies and Restrictions

The fundamental investment policies of the Funds regarding borrowing money, acting as underwriter, making loans, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities, industry concentration, and diversification are substantially similar, although the text of the policies are somewhat different.

For more information about the investment goals, strategies and policies of the Funds, please see the section entitled “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS” in this Prospectus/Proxy Statement.

How do the principal investment risks of the Funds compare?

There are similarities and differences in the principal investment risks of the Target Fund and the Acquiring Fund. Each Fund primarily invests in debt and fixed-income securities and uses an identical investment and portfolio selection process. Accordingly, each Fund discloses that it is subject to market, credit, mortgage securities and asset-backed securities, derivatives, prepayment, extension, foreign securities, emerging markets, high-yield debt securities, management, cash transactions, interest rate, and small fund risks. As ETFs, both Funds disclose more general types of principal investment and market and trading risks, such as authorized participant concentration, cybersecurity, market and trading risks. The Acquiring Fund, but not the Target Fund, discloses principal risks relating to portfolio turnover, floating rate corporate investments, impairment of collateral, income, variable rate securities, when-issued and delayed delivery transactions, credit-linked securities, focus, large shareholder and cash/cash equivalents. The Target Fund, but not the Acquiring Fund, discloses principal risks relating to asset class, commodity regulatory, forward roll transactions, hedging, illiquidity, investing in ETFs, investing in loans, leverage, national closed market trading, sovereign debt, stock market, trading issues, assets under management, equity securities, and valuation.

For more information about the principal risks of the Funds, please see the section “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – What are the principal investment risks associated with investments in the Funds?”

Who manages the Funds?

The Target Board and the Acquiring Trust’s Board of Trustees (each, a “Board” and collectively, the “Boards”) provide general oversight of the business and affairs of each Fund but are not involved in the day-to-day management or securities selection. Each Fund is an open-end management investment company operating as an actively-managed ETF listed for trading on the secondary market on NASDAQ.

Investment Manager of the Funds. Franklin Advisers, Inc. (“FAV”), One Franklin Parkway, San Mateo, CA 94403, serves as investment manager and provides administrative and certain oversight services to the Acquiring Fund. Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC prior to November 30, 2023), 280 Park Avenue, New York, New York 10017, serves as investment manager and provides administrative and certain oversight services to the Target Fund.

FAV and FTFA are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“FRI”). FRI is a publicly owned holding company with its principal offices located at One Franklin Parkway, San Mateo, CA 94403. FAV and its affiliates have over $1.65 trillion in assets under management as of June 30, 2024. FTFA has approximately $180.09 billion in assets under management as of March 31, 2024.

Fund Management. Western Asset Management Company, LLC (“Western Asset”) provides the day-to-day portfolio management of each Fund as subadvisor. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) and Western Asset Management Company Ltd (“Western Asset Japan” and, collectively with Western Asset London and Western Asset Singapore, the “sub-subadvisors”) serve as sub-subadvisor to each Fund. Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of FRI.

The portfolio managers responsible for the day-to-day portfolio management, development of investment strategy, oversight, and coordination of each Fund are Mark S. Lindbloom, Frederick R. Marki, Nicholas Mastroianni, Michael C. Buchanan, and Julien A. Scholnick.

The SAI for the Target Fund dated August 1, 2024, as supplemented, (the “Target Fund SAI”) and the SAI for the Acquiring Fund dated August 1, 2024, as supplemented (the “Acquiring Fund SAI”), provide additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Funds. For information on how to obtain a copy of the Target Fund SAI and the Acquiring Fund SAI, please see the section entitled “INFORMATION ABOUT THE FUNDS.”

What are the Funds’ investment management fee rates?

Pursuant to the Target Fund’s management agreement and subject to the general supervision of the Board, FTFA provides or causes to be furnished all investment management, supervisory, administrative, and other services reasonably necessary for the operation of the Target Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Target Fund is responsible for paying interest expenses, taxes and government fees, brokerage expenses, costs of borrowing money (including interest expenses), future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses (such as litigation and indemnification expenses), and the management fee payable to FTFA under the management agreement.

Pursuant to the investment management agreement approved by the Board, the Acquiring Fund pays FAV a unitary management fee for managing the Acquiring Fund’s assets and FAV pays Western Asset for its services. FAV reimburses the Acquiring Fund for all acquired fund fees and expenses (such as those associated with the Acquiring Fund’s investment in a Franklin Templeton money fund) and pays all of the ordinary operating expenses of the Acquiring Fund, except for (i) the Acquiring Fund’s management fee, (ii) payments under the Acquiring Fund’s Rule 12b-1 plan (if any), (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Acquiring Trust or the Acquiring Fund may be a party and indemnification of the trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses.

The current unitary management fee of each Fund is included in the table below.

Target Fund	Acquiring Fund
0.49% of average daily net assets[1]	0.35% of average daily net assets

1.	The Target Fund’s investment manager has agreed to waive fees and/or reimburse management fees so that the ratio of total annual fund operating expenses for the Target Fund will not exceed 0.45% (subject to the same exclusions as the Target Fund’s investment management agreement). This arrangement cannot be terminated prior to October 31, 2025 without the consent of the Board of Trustees of the Target Fund.

For the fiscal year ended March 31, 2024, the Target Fund paid gross management fees to FTFA of $186,545 ($171,317 after waivers/expense reimbursement), and the Acquiring Fund paid management fees to FAV in the amount of $77,434.

What are the fees and expenses of each Fund and what might they be after the Reorganization?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of a Fund. You may also be subject to additional fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Pro forma numbers are estimated in good faith and are hypothetical. The purpose of the tables is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as a shareholder of the combined Acquiring Fund.

ANNUAL FUND OPERATING EXPENSES	Target Fund[1]	Acquiring Fund	Pro Forma Combined Acquiring Fund[2]
Management fees	0.49%	0.35%	0.35%
Distribution and service (12b-1) fees	0.00%	None	None
Other expenses	None	None	None
Total annual Fund operating expenses	0.49%	0.35%	0.35%
Fee waiver and/or expenses reimbursed	(0.04)[3]	--	--
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.45%	0.35%	0.35%

1.	The fee table does not include the costs of the Reorganization (including portfolio transaction costs) allocated to the Target Fund (approximately $83,250 or 0.20% of the Target Fund’s net assets).
2.	Pro forma expenses (annualized) are based on current and anticipated Acquiring Fund expenses as if the Reorganization had been effective as of March 31, 2024 and experienced a year of combined operations, and that the current management fee payable from the Acquiring Fund to FAV had been in place for the entire period.
3.	The Target Fund’s investment manager has agreed to waive fees and/or reimburse management fees so that the ratio of total annual fund operating expenses will not exceed 0.45% (subject to the same exclusions as the Target Fund’s management agreement). This arrangement cannot be terminated prior to October 31, 2025 without the Target Board’s consent.

Example

This example is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund, both before and after the Reorganization. The example assumes:

●	You invest $10,000 in a Fund for the time periods indicated

●	Your investment has a 5% return each year and a Fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of a Fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund	$46	$153	$270	$611
Acquiring Fund	$36	$113	$197	$443
Pro Forma – Acquiring Fund (assuming the Reorganization is completed)	$36	$113	$197	$443

How do the performance records of the Funds compare?

The average annual total return figures for market price returns and at net asset value for the Target Fund and for the Acquiring Fund as of June 30, 2024 are shown below.

Average Annual Total Return (as of June 30, 2024)	1 Year	3 Year	5 Year	Since Inception
Target Fund (at market price)	1.64%	-6.96%	-1.90%	0.07%[1]
Acquiring Fund (at market price)	--	--	--	5.18%[2]

Target Fund (at NAV)	2.05%	-6.85%	-1.84%	0.07%[1]
Acquiring Fund (at NAV)	--	--	--	5.29%[2]

Bloomberg U.S. Aggregate Index (Target Fund)	2.63%	-3.02%	-0.23%	1.21%[1]
Bloomberg U.S. Aggregate Index (Acquiring Fund)	--	--	--	4.66%[2]

[1]	Since inception October 3, 2018.
[2]	Since inception September 19, 2023.

The Funds’ past performance is not necessarily an indication of how the Funds will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/(800) 342-5236.

Where can I find more financial and performance information about the Target Fund?

The Target Fund Prospectus and the Acquiring Fund Prospectus, each Fund’s Annual Report for the fiscal year ended March 31, 2024, and each Fund’s Semi-Annual Report for the fiscal period ended September 30, 2023 contain additional financial and performance information for the Funds. The documents are available free of charge upon request (see the section “INFORMATION ABOUT THE FUNDS”).

What are other key features of the Funds?

Service Providers. The Funds use the following service providers:

●	Custodian and Transfer Agent. The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian and transfer agent of the Target Fund’s securities and other assets. State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, MA 02114, serves as custodian and transfer agent of the Acquiring Fund’s securities and other assets.

●	Administrator. FTFA, an indirect wholly-owned subsidiary of FRI, provides administrative and certain oversight services for the Target Fund, pursuant to an investment management agreement. Franklin Templeton Services, LLC (“FT Services”) One Franklin Parkway, San Mateo, CA 94403, an indirect wholly-owned subsidiary of FRI, has an agreement with FAV to provide certain administrative services and facilities for the Acquiring Fund.

●	Sub-Administrator. FTFA has an agreement with The Bank of New York Mellon to provide certain sub-administrative services to the Target Fund. State Street has an agreement with FT Services to provide certain sub-administrative services to the Acquiring Fund.

●	Distributor. Franklin Distributors, LLC (“Distributors”), One Franklin Parkway, San Mateo, CA 94403, serves as each Fund’s distributor.

●	Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), 405 Howard Street, Suite 600, San Francisco, CA 94105, serves as each Fund’s independent registered public accounting firm. PwC audits the financial statements included in each Fund’s Annual Report to Shareholders.

Below is a discussion of some other key features of the Funds, which are identical for each Fund.

Distribution and Service (12b-1) Fees. Each Fund has adopted a distribution and service plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No Rule 12b-1 fees are currently paid by either Fund, and there are no current plans to impose these fees.

Purchases and Redemptions. Each Fund is an actively-managed ETF. Individual shares of the Funds are listed on a national securities exchange and are redeemable only by Authorized Participants in Creation Units. Individual shares of the Funds may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because each Fund’s shares trade at market prices rather than at net asset value, a Fund’s shares may trade at a price greater than net asset value (a premium) or less than net asset value (a discount).

When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask). A Fund will only issue or redeem Creation Units to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.

Dividends and Distributions. Each Fund generally pays dividends from substantially all of its net investment income monthly. Each Fund distributes capital gains, if any, once a year, typically in December. The Funds may pay additional distributions and dividends in order to avoid a federal tax.

Tax. Each Fund’s distributions are generally taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed when withdrawn from such tax-advantaged account.

REASONS FOR THE REORGANIZATION

Recently, Fund management undertook an analysis of its ETFs as part of an ongoing review of the Franklin Templeton ETF product line and concluded that the Target Fund, after almost six years of operation, had not generated investor interest, had not achieved scale and had underperformed it peers. Fund management recommended the Reorganization to the Target Board because both Funds have an identical investment objective of seeking to maximize total return, consistent with prudent investment management and liquidity needs, generally similar principal investment strategies and principal investment risks and a similar portfolio composition. Combining both Funds would create a larger fund by which fixed expenses could be spread over a larger asset base and potentially create economies of scale. Fund management believed that the Reorganization was preferable to a liquidation of the Target Fund because a liquidation, unlike a reorganization, would result in a taxable event for those Target Fund shareholders who do not hold their shares in a tax-advantaged account. Accordingly, at a meeting of the Board on September 5, 2024 (the “September Board Meeting”), FAV, FTFA, and Distributors (collectively, “Management”) recommended to the Board that they approve the Reorganization of the Target Fund with and into the Acquiring Fund.

At the September Board Meeting, the Board considered and unanimously approved the proposed Reorganization. The independent trustees of the Target Fund (the “Independent Trustees”) were advised on this matter by independent counsel.

The Board received from FTFA and FAV written materials containing relevant information about the Acquiring Fund and the proposed Reorganization. The Board reviewed detailed information about: (1) the comparability of the investment objectives, strategies, policies, restrictions, risks, and investments of the Funds; (2) the portfolio management and other service providers of the Funds; (3) the comparative performance of the Funds; (4) the current expense ratios of each Fund and the anticipated post-Reorganization expense ratio of the Acquiring Fund; (5) the relative asset size of each Fund, including the benefits to the Target Fund of joining with a slightly larger fund; (6) how the costs of the Reorganization would be allocated, including that Fund management would pay 75% of the expenses related to the Reorganization, the Target Fund would bear 25% of the expenses related to the Reorganization and would also bear a portion of the portfolio transaction costs related to the Reorganization (which are currently estimated to be approximately $15,000 for the Target Fund or 0.04% of the Target Fund’s net assets and are subject to change); (7) the federal income tax consequences of the Reorganization to the Target Fund’s shareholders; and (8) the general characteristics of the Funds.

The Board considered the potential benefits, risks, and costs of the Reorganization to shareholders of the Target Fund, as well as alternatives to the Reorganization such as liquidation. In approving the Reorganization, the Board considered the following factors:

Expenses. Based on the fiscal year ended March 31, 2024, the Acquiring Fund’s total operating expense ratio (0.35%) is lower than the Target Fund’s gross total operating expense ratio (0.49%) by 14 basis points and net total operating expense ratio (0.45%) by ten basis points.

Assets. As of August 8, 2024, the Acquiring Fund had a larger asset base (approximately $41.41 million) than the Target Fund (approximately $40.72). Shareholders of each Fund are expected to benefit from the larger asset base of the Acquiring Fund following the Reorganization.

Performance. As of June 30, 2024, the Target Fund has underperformed in its Morningstar fund category over the trailing one-, three- and five-year periods. The Board also considered the Acquiring Fund's performance for the period from inception (September 19, 2023) to June 30, 2024.

Same Investment Objective. The Funds have the same investment objective of maximizing total return, consistent with prudent investment management and liquidity needs.

●	Similar Investment Strategies. Both Funds invest primarily in the same types of securities, such as debt and fixed-income securities, among others. In addition, the Funds utilize an identical investment and portfolio selection process. As of June 30, 2024, both Funds have similar portfolio composition characteristics:

Portfolio Characteristics	Target Fund	Acquiring Fund
AAA Credit Quality	61.22%	57.99%
Weighted Average Life	11.07 years	13.13 years
Effective Duration	6.58 years	6.95 years
Portfolio Holdings	539	524

●	Same Portfolio Management Team. The portfolio managers that currently manage the Target Fund are expected to manage the Acquiring Fund following the closing of the Reorganization.

Tax-Free Nature. The Reorganization is anticipated to be treated as a tax-free reorganization for federal income tax purposes except for any gain or loss that may result from the receipt of cash in lieu of fractional shares. If this objective is accomplished, shareholders of the Target Fund will recognize no gains or losses on exchanging their Target Fund shares for Acquiring Fund Shares; the Target Fund will recognize no gains or losses on the transfer of its assets to the Acquiring Fund; the Acquiring Fund will not recognize any gains or loss on receipt of the assets of the Target Fund; and the Acquiring Fund will acquire the Target Fund’s assets with its tax basis and tax holding periods carrying over.

Based upon their evaluation of the relevant information presented to them, including the information and considerations described above but without identifying any single factor as all-important or controlling, and in light of their fiduciary duties under federal and state law, the Board, including all of the Independent Trustees, concluded that participating in the Reorganization is in the best interests of the Target Fund, and that no dilution of value would result to the shareholders of the Target Fund from the Reorganization. The Board unanimously approved the Plan at the September Board Meeting, and, on behalf of the Target Fund, unanimously recommended that shareholders of the Target Fund vote to approve the Plan.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD,

ON BEHALF OF THE TARGET FUND, UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” THE PLAN

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the Plan, which is attached as Exhibit A, for more complete information about the Reorganization.

How will the Reorganization be carried out?

If the shareholders of the Target Fund approve the Plan, the Reorganization will be completed after various conditions are satisfied, including the preparation of certain documents. If the shareholders of the Target Fund do not approve the Plan, the Reorganization will not take place. The Target Fund will continue to operate as it currently does, and the Board will consider such other actions as it deems necessary or appropriate.

If the Plan is approved by the Target Fund’s shareholders, the Target Trust, on behalf of the Target Fund, will transfer substantially all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (except for liens and encumbrances that do not materially detract from the value or use of the Target Fund’s assets), to the Acquiring Trust, on behalf of the Acquiring Fund, on the closing date, which is scheduled to occur on or about January 10, 2025 (the “Closing Date”), but which may occur on an earlier or later date as the officers of the Target Fund and the Acquiring Fund may mutually agree. The Acquiring Fund will not assume any liabilities of the Target Fund, whether accrued or contingent, known or unknown, and the Target Trust, on behalf of the Target Fund, will use its reasonable best efforts to discharge all of the known liabilities of the Target Fund. In exchange, the Acquiring Trust, on behalf of the Acquiring Fund, will issue the Acquiring Fund Shares and cash (in lieu of fractional shares, if any) that have an aggregate NAV equal to the dollar value of the assets delivered to the Acquiring Fund, by the Target Trust, on behalf of the Target Fund. The Target Trust, on behalf of the Target Fund, will distribute to its shareholders the Acquiring Fund Shares and cash (in lieu of fractional shares, if any) it receives. Each shareholder of the Target Fund will receive the Acquiring Fund Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Target Fund, and cash (in lieu of fractional shares, if any). The share transfer books of the Target Fund will be permanently closed as of the close of business on January 10, 2025. Prior to the Closing Date, the Target Trust, on behalf of the Target Fund, will pay or make provision for payment of all of its remaining liabilities, if any. At the closing, each shareholder of record of the Target Fund shall have the right to receive any unpaid dividends or distributions declared prior to the closing, including any declared dividend or distribution, with respect to shares of the Target Fund that such shareholder had on the distribution record date. The Target Fund will then terminate its existence, liquidate, and dissolve.

The obligations under the Plan are subject to various conditions, including, but not limited to:

●	the Acquiring Fund’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Proxy Statement is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date;

●	the shareholders of the Target Fund shall have approved the Reorganization;

●	prior to the closing of the Reorganization, the Target Fund will be required to distribute substantially all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated through the Closing Date; and

●	the Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, shall have received a tax opinion described further below, that the Reorganization is a “reorganization” within the meaning of Section 368(a) of the Code and generally is not expected to result in the recognition of gain or loss for federal income tax purposes for the Target Fund, the Acquiring Fund, or their shareholders (except for any gain or loss that may result from the receipt of cash in lieu of fractional shares).

The Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, may terminate or abandon the Plan at any time before or after the approval of the Plan by the shareholders of the Target Fund.

Who will pay the expenses of the Reorganization?

The estimated cost of the Reorganization is approximately $233,000, which is proposed to be allocated 75% to Fund management and 25% to the Target Fund whether or not the Reorganization is consummated. The estimate does not include related portfolio transaction costs which are to be borne by each Fund and are currently estimated to be approximately $15,000 for the Target Fund or 0.04% of the Target Fund’s net assets and $10,000 for the Acquiring Fund or 0.02% of the Acquiring Fund’s net assets (these estimates are subject to change).

What should I know about the Acquiring Fund Shares?

The Acquiring Fund Shares that will be distributed to the Target Fund shareholders will have the same legal characteristics as the shares of the Target Fund with respect to such matters as voting rights, assessability, and transferability.

What are the capitalizations of the Funds and what might the Acquiring Fund’s capitalization be after the Reorganization?

The following table sets forth as of August 27, 2024, the capitalizations of the Funds. The table also shows the projected capitalization of the Acquiring Fund as adjusted to give effect to the proposed Reorganization and assumes that the Reorganization is approved for the Target Fund. The capitalization of the Acquiring Fund is likely to be different when the Reorganization is actually consummated. At the closing of the Reorganization, shareholders of the Target Fund will receive the Acquiring Fund Shares and cash (in lieu of fractional shares, if any) based on the relative NAVs per share of the Funds as of 4:00 p.m., Eastern time, on the Closing Date.

	Target Fund (Unaudited)	Acquiring Fund (Unaudited)	Pro Forma Adjustments (Unaudited)	Pro Forma- Acquiring Fund after Reorganization[2] (Unaudited)
Total Net Assets	$41,373,481	$42,123,688	$(83,250)[1]	$83,413,919
NAV Per Share	$20.69	$26.33	$(0.03)	$26.30
Shares Outstanding	2,000,000	1,600,000	(428,409)	3,171,591

1.	Numbers are projected after the Reorganization. The number of shares outstanding include adjustments related to the issuance of shares resulting from the Reorganization.

2.	As of August 27, 2024, the total net assets have been adjusted by an amount of $83,250 for the Target Fund, representing the estimated cost of the Reorganization (including portfolio transaction costs) attributed to the Target Fund. The effect of this adjustment amounts to less than 0.20% for the Target Fund, in terms of its net assets.

COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS

This section describes the similarities and compares the key differences between the investment objectives, principal investment strategies, and fundamental policies of the Funds, as well as the principal risks associated with such objectives, strategies, and policies. For a complete description of the Acquiring Fund’s investment policies, strategies, and risks, you should read the Acquiring Fund Prospectus, which accompanies this Prospectus/Proxy Statement, and the Acquiring Fund SAI, which is available upon request.

How do the investment objectives, strategies, policies and risks of the Funds compare?

As shown in more detail in the tables below, generally, the Funds are very similar. Besides fixed income securities, the Target Fund, unlike the Acquiring Fund, may invest (as part of its 80% investment policy) in equity securities of any type acquired in reorganizations of issuers of fixed income securities or debt instruments, non-convertible preferred securities, warrants, cash and cash equivalents, and foreign currencies. Some other notable differences are:

	Target Fund	Acquiring Fund
Below-investment grade securities or debt instruments	No more than 30% of assets	No more than 20% of its assets
Securities or debt instruments of non-U.S. issuers	No more than 30% of total assets	No more than 25% of total assets
Non-U.S. dollar denominated securities or debt instruments	No more than 25% of total assets	Limited to U.S. Dollar denominated securities

	Target Fund	Acquiring Fund
Range of Effective Duration	2-9 Years	3-7 Years

Investment Objective (Non-Fundamental – may be changed without shareholder approval). Each Fund’s investment objective is to seek to maximize total return, consistent with prudent investment management and liquidity needs.

Principal Investment Strategies (Non-Fundamental – may be changed without shareholder approval). The following is a comparison of the Funds’ principal investment strategies:

Target Fund	Acquiring Fund
80% Investment Policy. Under normal market conditions, the Fund will seek its investment objective by investing at least 80% of its net assets (including borrowing for investment purposes) in a portfolio comprised of fixed income securities, debt instruments, derivatives, equity securities of any type acquired in reorganizations of issuers of fixed income securities or debt instruments (“work out securities”), non-convertible preferred securities, warrants, cash and cash equivalents, foreign currencies, and exchange-traded funds (“ETFs”) that provide exposure to these investments (“Principal Investments”). Debt instruments include loans and similar debt instruments.	80% Investment Policy. Under normal market conditions, the Fund will seek its investment objective by investing at least 80% of its net assets, including the amount of borrowing for investment purposes, if any, in debt and fixed income securities (Principal Investments). Securities that have economic characteristics and provide investment exposure similar to debt and fixed income securities will be counted towards the Fund’s 80% investment policy.

Derivatives. As part of its 80% policy, the Fund intends to invest in derivatives that (i) provide exposure to the Principal Investments, (ii) are used to risk manage the Fund’s holdings, and/or (iii) are used to enhance returns. The risk management uses of derivatives will include managing (i) investment-related risks, (ii) risks due to fluctuations in securities prices, interest rates, or currency exchanges rates, (iii) risks due to the credit-worthiness of an issuer, and (iv) the effective duration of the Fund’s portfolio.

Derivatives. As part of its 80% policy, the Fund intends to invest in derivatives that (i) provide exposure to the Principal Investments, (ii) are used to risk manage the Fund’s holdings, and/or (iii) are used to enhance returns. The risk management uses of derivatives will include managing (i) investment-related risks, (ii) risks due to fluctuations in securities prices or interest rates, (iii) risks due to the credit-worthiness of an issuer, and (iv) the effective duration of the Fund’s portfolio.

The types of derivatives in which the Fund will invest include swaps and security-based swaps, futures and options on futures, currency forwards, swaptions and currency options and security options. As a result of the Fund’s use of derivatives and to serve as collateral, the Fund may also hold significant amounts of U.S. Treasury securities, cash and cash equivalents and foreign currencies in which certain derivatives are denominated.

The types of derivatives in which the Fund will invest include swaps and security-based swaps, futures and options on futures, swaptions and security options. The Fund may also hold U.S. Treasury securities, cash and cash equivalents.

Target Fund	Acquiring Fund

Fixed Income Securities. The types of fixed income securities in which the Fund may invest include corporate debt securities, U.S. and non-U.S. government securities, asset-backed securities (“ABS”), mortgage-backed securities (“MBS”) (including commercial MBS (“CMBS”), residential MBS (“RMBS”) and non-agency collateralized mortgage obligations (“CMOs”)), collateralized debt obligations (“CDOs”) and mortgage dollar rolls. The fixed income securities and debt instruments in which the Fund may invest may pay fixed, variable or floating rates of interest. The Fund will not invest more than 20% of its portfolio in ABS and non-agency, non-government sponsored enterprise and privately-issued MBS or more than 10% of the Fund’s total assets in CDOs.

The Fund will also not invest more than 20% of its total assets in junior loans (e.g., debt instruments that are unsecured and subordinated).

Fixed Income Securities. The types of fixed income securities in which the Fund may invest include corporate debt securities, U.S. and non-U.S. government securities, asset-backed securities (“ABS”), mortgage-backed securities (“MBS”) (including commercial MBS (“CMBS”), residential MBS (“RMBS”) and non-agency collateralized mortgage obligations (“CMOs”)), collateralized debt obligations (“CDOs”) and mortgage dollar rolls. The fixed income securities and debt instruments in which the Fund may invest may pay fixed, variable or floating rates of interest. The Fund will not invest more than 10% of the Fund’s total assets in CDOs. The Fund will also not invest more than 20% of its total assets in bank loans including junior loans (e.g., debt instruments that are unsecured and subordinated).

The Fund may also invest in credit-linked securities. Credit-linked securities, which may be considered to be a type of structured investment, are debt securities that represent an interest in a pool of or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations.

Effective Duration. Although the Fund may invest in securities and debt instruments of any maturity, the Fund expects the normal range of the Fund’s effective duration to be approximately 2 to 9 years. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).	Effective Duration. Although the Fund may invest in debt and fixed income securities of any maturity, under normal market conditions, the target dollar-weighted average effective duration for the Fund is expected to range within 20% of the average duration of the domestic bond market as a whole as estimated by the sub-advisor (generally, this range is 3-7 years). Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).

Below Investment Grade Securities. The Fund may invest up to 30% of its assets in below investment grade fixed income securities or debt instruments. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (“NRSRO”) (e.g., BBB- or higher or Baa3 or higher) or, if unrated, securities of comparable quality at the time of purchase (as determined by the subadviser).

Below Investment Grade Securities. The Fund may invest up to 20% of its assets in below investment grade fixed income securities or debt instruments. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (“NRSRO”) (e.g., BBB- or higher or Baa3 or higher) or, if unrated, securities of comparable quality at the time of purchase (as determined by the sub-advisor).

Target Fund	Acquiring Fund
Non-U.S. Issuers. The Fund may invest in securities issued by both U.S. and non-U.S. issuers (including issuers in emerging markets), but the Fund will not invest more than 30% of its total assets in securities or debt instruments of non-U.S. issuers or more than 25% of its total assets directly in non-U.S. dollar denominated securities or debt instruments. For purposes of these limitations only, derivatives, warrants and U.S.-listed ETFs that provide indirect exposure to the investments described above will not be counted by the Fund in calculating its holdings in non-U.S. issuers or in non-U.S. dollar denominated securities or debt instruments.	Non-U.S. Issuers. The Fund may invest in securities issued by both U.S. and non-U.S. issuers (including issuers in emerging markets) but the Fund will not invest more than 25% of its total assets in the securities or debt instruments of non-U.S. issuers. The Fund presently intends to limit its investments to U.S. dollar denominated securities.

Investment Process and Portfolio Construction. Western Asset’s investment process combines top-down and bottom-up analyses. Western Asset’s US Broad Strategy Committee, which is chaired by the Chief Investment Officer, leads the investment process by considering macro-economic and securities-specific insights and ideas covering all major bond market segments from all of its macro-economic and credit research teams around the globe, and formulates the broad top-down investment outlook, including a set of strategies around duration, yield curve, country, currency and sector.

The investment professionals conduct bottom-up fundamental research and provide input into the top-down perspectives. “A top-down view” incorporates macro-economic views on growth, inflation, and fiscal and monetary policy, as well as views on sectors (such as corporates which trade at spreads over U.S. Treasuries) and current general market conditions and valuation levels. This top-down view translates into a set of strategies regarding duration, yield curve, country, currency and sector.

Investment Process and Portfolio Construction. Western Asset’s investment process combines top-down and bottom-up analyses. Western Asset’s US Broad Strategy Committee, which is chaired by the Chief Investment Officer, leads the investment process by considering macro-economic and securities-specific insights and ideas covering all major bond market segments from all of its macro-economic and credit research teams around the globe, and formulates the broad top-down investment outlook, including a set of strategies around duration, yield curve, country, currency and sector.

The investment professionals conduct bottom-up fundamental research and provide input into the top-down perspectives. “A top-down view” incorporates macro-economic views on growth, inflation, and fiscal and monetary policy, as well as views on sectors (such as corporates which trade at spreads over U.S. Treasuries) and current general market conditions and valuation levels. This top-down view translates into a set of strategies regarding duration, yield curve, country, currency and sector.

Target Fund	Acquiring Fund
“Bottom up fundamental research” involves detailed analysis of individual securities, issuers, sectors and sub-sectors. The Investment Professionals use a security-specific process in order to assess whether securities are mispriced or undervalued in their opinion and select securities for the Fund’s portfolio. The Investment Professionals conduct an ongoing assessment of changing credit characteristics and of securities with characteristics such as assets perceived to be overlooked or under-appreciated, floating or fixed interest rates, credit quality and securities issued in mergers, as well as newly-issued securities. Using sector and issue analyses, the Investment Professionals select issues opportunistically in order to exploit perceived mispricings versus long-term fundamental value that exist in the market.	“Bottom up fundamental research” involves detailed analysis of individual securities, issuers, sectors and sub-sectors. The Investment Professionals use a security-specific process in order to assess whether securities are mispriced or undervalued in their opinion and select securities for the Fund’s portfolio. The Investment Professionals conduct an ongoing assessment of changing credit characteristics and of securities with characteristics such as assets perceived to be overlooked or under-appreciated, floating or fixed interest rates, credit quality and securities issued in mergers, as well as newly-issued securities. Using sector and issue analyses, the Investment Professionals select issues opportunistically in order to exploit perceived mispricings versus long-term fundamental value that exist in the market.

How do the fundamental investment policies of the Funds differ?

The fundamental investment policies of the Funds regarding borrowing money, acting as underwriter, making loans, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities, industry concentration, and diversification are substantially similar, although the text of the policy is somewhat different.

Target Fund	Acquiring Fund
Borrowing. The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	Borrowing. The Fund may not: Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
Underwriting. The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	Underwriting The Fund may not: Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

Target Fund	Acquiring Fund
Lending. The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	Lending The Fund may not: Make loans if, as a result, more than 33-1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.
Senior Securities. The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	Senior Securities. The Fund may not: Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
Real Estate. The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	Real Estate. The Fund may not: Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.
Commodities. The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	Commodities. The Fund may not: Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
Concentration. The Fund will not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except as permitted by exemptive relief or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction.	Concentration. The Fund may not: Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

Target Fund	Acquiring Fund
Diversification. The Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Diversification. The Fund may not: Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

What are the principal investment risks associated with investments in the Funds?

Like all investments, an investment in each Fund involves risk. There is no assurance that any ETF will meet its investment goals. The achievement of each Fund’s objective depends upon market conditions, generally, and on the investment manager’s analytical and portfolio management skills.

The following principal investment risks are common to both Funds: market/market events, interest rate, credit, mortgage-backed and asset-backed securities, derivatives, prepayment/call, extension, foreign securities, emerging markets, high-yield debt securities, management, cybersecurity, market trading, authorized participant concentration, cash transactions, and small fund. A comparison of these principal investment risks common to both Funds is attached as Exhibit C to this Proxy Statement/Prospectus.

Although both Funds have a principal investment strategy of investing in loans, other ETFs, and equity securities, only the Target Fund discloses the following principal risks: trading issues, investment in loans, investing in ETFs, and stock market and equity securities risks. A complete description of these principal risks is attached as Exhibit D to this Proxy Statement/Prospectus.

Although both Funds have a principal investment strategy of investing in debt securities, cash or cash equivalents, mortgage-backed securities, only the Acquiring Fund discloses the following principal risks: income, when-issued and delayed delivery transactions, and cash/cash equivalents. A complete description of these principal risks is attached as Exhibit E to this Proxy Statement/Prospectus.

In addition, the Target Fund but not the Acquiring Fund discloses the following principal risks: asset class risk, assets under management risk, commodity regulatory risk, forward roll transactions risk, hedging risk, illiquidity risk, leverage risk, national closed market trading risk, sovereign debt risk, assets under management, and valuation risk. A complete description of these principal risks is attached as Exhibit D to this Proxy Statement/Prospectus.

In addition, the Acquiring Fund but not the Target Fund discloses the following principal risks: floating rate corporate investments, impairment of collateral, credit-linked securities, variable rate securities, focus, portfolio turnover, and large shareholder. A complete description of these principal risks is attached as Exhibit E to this Proxy Statement/Prospectus.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

As a condition of closing the Reorganization, the Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, will receive an opinion of Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”) to the effect that for federal income tax purposes:

●	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	No gain or loss will be recognized by the Target Fund or the shareholders of the Target Fund as a direct result of the Reorganization, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares;

●	No gain or loss will be recognized by the Acquiring Fund as a direct result of the Reorganization;

●	The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of these assets in the hands of the Target Fund immediately before the Reorganization;

●	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by Target Fund;

●	The aggregate tax basis of the shares of the Acquiring Fund to be received by a shareholder of the Target Fund as part of the Reorganization will be the same as the shareholder’s aggregate tax basis of the shares of the Target Fund; and

●	The holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund as part of the Reorganization will include the period that the shareholder held the shares of the Target Fund (provided that such shares of the Target Fund are capital assets in the hands of such shareholder as of the Closing Date).

Neither of the Funds has requested nor will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization. As a condition to closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to the Target Fund and the Acquiring Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of each Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. Notwithstanding the foregoing, no opinion will be expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund, or any Target Fund shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on termination or transfer thereof) under a mark-to-market system of accounting. A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Reorganization. See “INFORMATION ABOUT THE FUNDS.”

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.

Final Dividend or Other Distributions. Prior to the closing of the Reorganization, the Target Fund will be required to distribute substantially all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated through the Closing Date.

Repositioning of the Target Fund’s Portfolio Assets. FTFA currently estimates that approximately 8% (subject to change based on a variety of factors, including market conditions) of the Target Fund’s portfolio assets may be disposed of in connection with the Reorganization (including the possible disposition of certain securities that do not meet the prospectus allowances for the Acquiring Fund) as part of a portfolio repositioning and separate from normal portfolio turnover. Such dispositions may depend in part on market conditions. Such dispositions, depending upon how they are executed, may result in the realization of capital gains, reduced by any available capital loss carryovers, which would be distributed to shareholders. The amount of any capital gains that may be realized and distributed to shareholders will depend upon a variety of factors, including the Target Fund’s net unrealized appreciation in the value of its portfolio assets and the manner in which the portfolio is repositioned. It is anticipated that the sale of a portion of the portfolio assets either prior to or immediately after the closing of the Reorganization should not result in capital gains being distributed to shareholders because the Funds anticipate that any portfolio repositioning may occur using in-kind custom basket transactions, and if in-kind basket transactions are not used, these dispositions are currently estimated to result in a net loss for federal income tax purposes.

Additionally, if the sale of such portfolio assets occurs after the closing of the Reorganization, the ability of the combined Acquiring Fund to fully use the Target Fund’s capital loss carryovers as of the closing, if any, to offset the resulting capital gain may be limited as described below, which may result in shareholders of the Acquiring Fund receiving a greater amount of capital gain distributions than they would have had the Reorganization not occurred. Transaction costs also may be incurred due to the repositioning of the portfolio. Management at this time, estimates that these portfolio transaction costs will be approximately $15,000 for the Target Fund or 0.04% of the Target Fund’s net assets and $10,000 for the Acquiring Fund or 0.02% of the Acquiring Fund’s net assets however, these estimates are subject to change.

General Limitation on Capital Losses. Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the capital loss carryovers, if any, of the Target Fund upon the closing of the Reorganization for federal income tax purposes. The capital loss carryovers of both Funds will be available to offset future gains recognized by the combined Acquiring Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Acquiring Fund and its shareholders post-closing. First, a Fund’s capital loss carryovers are subject to an annual limitation if a Fund undergoes a more than 50% change in ownership. The actual annual limitation will equal the aggregate NAV of the smaller Fund in the Reorganization on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Fund on the Closing Date that is recognized in a taxable year). Second, if a Fund has built-in gains at the time of the Reorganization that are realized by the combined Acquiring Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund. Third, the capital losses of the Target Fund that may be used by the Acquiring Fund (including to offset any “built-in gains” of the Target Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Acquiring Fund for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year.

The aggregate capital loss carryovers of the Target Fund and the approximate annual limitation on the use by the Acquiring Fund, post-closing, of the smaller Fund’s capital loss carryovers following the Reorganizations are below. The annual limitation is based on the long-term tax-exempt rate for ownership changes as of July 31, 2024 of 3.62%.

	Target Fund	Acquiring Fund
	As of March 31, 2024	As of March 31, 2024
Aggregate capital loss carryovers	($28,473,334)	$0
Unrealized appreciation on a tax basis (depreciation)	($2,171,389)	$799,028
Net asset value	$23.91	$25.74
Annual limitation	$1,385,512	None

Appreciation in Value of Investments. Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the combined Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have if the Reorganization had not occurred. In addition, if the combined Acquiring Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the Target Fund, shareholders of the Target Fund, post-closing, may recognize greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Reorganization had not occurred (i.e., a larger portion of any resulting distributions may be taxable capital gains).

At March 31, 2024, the Target Fund had unrealized capital depreciation and Acquiring Fund has unrealized appreciation. The unrealized depreciation in value of investments as a percentage of its NAV at March 31, 2024 was -5.67% for the Target Fund. The unrealized appreciation in value of investments as a percentage of its net asset value at March 31, 2024 was 1.94% for the Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable capital gain distributions than they would have had they Reorganization not occurred.

You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

INFORMATION ABOUT THE FUNDS

Information about each Fund is included in each Fund’s Prospectus. The Acquiring Fund Prospectus and the Target Fund Prospectus (including each Fund’s financial highlights table contained therein) are each incorporated by reference into and are considered a part of this Prospectus/Proxy Statement. The Acquiring Fund Prospectus also accompanies this Prospectus/Proxy Statement. Additional information about the Funds is included in each Fund’s SAI. Each Fund’s SAI is incorporated into its respective Prospectus and into the SAI dated October 14, 2024 relating to this Prospectus/Proxy Statement, each of which has been filed with the SEC. The SAI relating to this Prospectus/Proxy Statement is also considered part of this Prospectus/Proxy Statement and is incorporated by reference into this Prospectus/Proxy Statement. Information about the Funds are also included in the Funds’ Annual Report to Shareholders (for the fiscal year ended March 31, 2024).

You may request a free copy of each Fund’s Prospectus and SAI, and the Funds’ Annual or Semi-Annual Report to Shareholders, the SAI relating to this Prospectus/Proxy Statement, and other information by calling (800) DIAL-BEN/(800) 342-5236 or by writing to Franklin Templeton at One Franklin Parkway, San Mateo, CA 94403-1906.

The Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be viewed on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

FURTHER INFORMATION ABOUT THE FUNDS

The following is a discussion of the organization of the Funds and, where applicable, of the Target Trust and Acquiring Trust. More detailed information about each Fund’s current structure is contained in each Fund’s SAI.

Comparison of Capital Structure. The Target Fund is a diversified series of the Target Trust. The Target Trust was organized as a Maryland statutory trust effective June 8, 2015 and is registered with the SEC.

The Acquiring Fund is a diversified series of the Acquiring Trust. The Acquiring Trust was organized as a Delaware statutory trust effective October 9, 2015 and is registered with the SEC.

The Target Fund is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $0.00001, of the Target Fund. The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value. Each Fund may (but does not) issue fractional shares. Shares of each Fund are fully paid and nonassessable and have no preference, preemptive or subscription rights. The Target Fund’s and the Acquiring Fund’s shareholders have no appraisal rights.

Comparison of Voting Rights. For the Target Fund, each share outstanding on the record date established in accordance with the Target Fund’s bylaws shall entitle the holder thereof to a number of votes as to any matter on which the shareholder is entitled to vote equal to the net asset value of the share in United States dollars determined at the close of business on the record date. This method of voting, known as “dollar-weighted voting,” means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. On any matter submitted to a vote of the shareholders of the Target Fund, all shares of all series and classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual series or class, shares shall be voted by individual series or class, and (ii) when the trustees have determined that the matter affects only the interests of shareholders of one or more series or classes, only shareholders of such one or more series or classes shall be entitled to vote thereon.

For the Acquiring Fund, shareholders are entitled to one vote for each share held. This method of voting is known as share-based voting. Each whole share shall be equal to each other share. All shares entitled to vote on a matter shall vote in the aggregate without differentiation between the shares of the separate series, if any, or separate classes, if any; provided that (i) with respect to any matter that affects only the interests of some but not all series, then only the shares of such affected series, voting separately, shall be entitled to vote on the matter, (ii) with respect to any matter that affects only the interests of some but not all classes, then only the shares of such affected classes, voting separately, shall be entitled to vote on the matter; and (iii) notwithstanding the foregoing, with respect to any matter as to which the 1940 Act or other applicable law or regulation requires voting, by series or by class, then the shares of the Acquiring Trust shall vote as prescribed in such law or regulation. Both the Target Fund and Acquiring Fund offer one class of shares.

There shall be no cumulative voting on any matter submitted to a vote of the shareholders of either the Target Fund or the Acquiring Fund.

Proposals Subject to Shareholder Approval. The 1940 Act provides that shareholders of the Funds have the power to vote with respect to certain matters; specifically, for the election of trustees, the selection of auditors (under certain circumstances), the approval of investment management agreements and certain amendments to plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental. In addition, shareholders of each Fund are granted the power to vote on certain matters by each Fund’s Declaration of Trust and Bylaws (each, a “Trust Instrument” and together, the “Trust Instruments”), and the laws governing Maryland and Delaware statutory trusts. For example, the Target Fund’s Declaration of Trust provides that shareholders shall not have the power to vote on any matter except: (i) for the election or removal of trustees to the extent and as provided in the Declaration of Trust, and (ii) with respect to such additional matters relating to the Target Trust as may be required by law or as the Trustees may consider and determine necessary or desirable. The Acquiring Fund’s Declaration of Trust provides that shareholders have the power to vote only on such matters required by the Declaration of Trust, the By-Laws, the 1940 Act, other applicable law and any registration statement of the Acquiring Trust filed with the Commission.

Quorum and Vote Required to Approve a Proposal. Quorum for a shareholders’ meeting of the Target Fund is no less than shares representing one-third (33-1/3%) of the voting power of the shares entitled to vote at such meeting. Quorum for a shareholders’ meeting of the Acquiring Fund is forty percent (40%) of the shares entitled to vote which are present at the meeting or by proxy.

Under each Fund’s respective Trust Instrument, to the extent a larger vote is not required by applicable law, a majority of the votes cast at a meeting at which a quorum is present generally shall decide any questions, with the exception that trustees of each Fund are elected by not less than a plurality of the votes cast at such a meeting.

Setting a Record Date. Each Fund’s Trust Instrument establishes the maximum number of days prior to a shareholders’ meeting during which a record date may be set by the Fund’s respective Board.

For the Target Fund, the minimum number of days is seven (7) and the maximum number of days is one hundred and twenty (120) before the date set for any meeting of shareholders (without regard to any adjournment or postponement thereof) or more than 60 days before the date of payment of any dividend or of any other distribution. Any adjourned meeting may be held as adjourned without further notice, even if the date of such adjourned meeting is more than one hundred and twenty (120) days after the notice of the original meeting or the postponement thereof, was mailed or sent.

For the Acquiring Fund, the minimum number of days is ten (10) and the maximum number of days is one hundred and twenty (120). When any shareholders’ meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, unless after the adjournment, a new record date is fixed for the adjourned meeting, or unless the adjournment is for more than one hundred and eighty (180) days from the record date set for the original meeting.

Legal Structures. Open-end funds formed under the Maryland Statutory Trust Act (the “MSTA”) and Delaware Statutory Trust Act (the “DSTA”), such as the Target Trust and the Acquiring Trust, are granted a significant amount of operational flexibility with respect to features, rights and obligations of the statutory trust and its trustees and shareholders in their organizational instruments. Funds organized under the MSTA and DSTA have benefited from this flexibility to streamline their operations and minimize expenses. For example, funds organized as Maryland or Delaware statutory trusts are not typically required to hold annual shareholders’ meetings if meetings are not otherwise required by the federal securities laws or their declarations of trust or bylaws, and such funds may create new classes or series of shares without having to obtain the approval of shareholders. In addition, a fund may provide in its governing documents that certain fund transactions, such as certain mergers, reorganizations and liquidations, may go forward with only Trustee approval and not a shareholder vote; such funds are still subject, however, to the voting requirements of the 1940 Act.

Limited Liability for Shareholders. Under the MSTA, shareholders of the Target Fund are entitled to the same limitation of personal liability as is extended to shareholders of a corporation organized for profit under the Maryland General Corporation Law.

Under the DSTA, shareholders of the Acquiring Fund are entitled to the same limitation of personal liability as is extended to shareholders of a corporation organized for profit under the Delaware General Corporation Law.

Boards of Trustees. Pursuant to the MSTA and the Target Fund’s Trust Instrument, the responsibility for the general oversight of the Target Fund is vested in the Board, which, among other things, is empowered by the Trust Instrument to elect officers and provide for the compensation of agents, consultants and other professionals to assist and advise in the management of the Target Fund. Pursuant to the Target Fund’s Trust Instrument, no Trustee shall be held liable to the Trust or any shareholder of a Fund except to the extent that it is proved that the Trustee actually received an improper benefit or profit in money, property, or services, or to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Pursuant to the DSTA and the Acquiring Fund’s Trust Instrument, the responsibility for the general oversight of the Acquiring Fund is vested in its Board, which, among other things, is empowered by its Trust Instrument to elect officers and provide for the compensation of agents, consultants and other professionals to assist and advise in such management. Pursuant to the Acquiring Fund’s Trust Instrument, no Trustee shall be held liable to its respective Trust or any shareholder of the respective Fund for any act or omission or any conduct whatsoever in his or her capacity as Trustee, except for an act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Inspection Rights. Each respective Trust provides shareholders certain inspection rights of its books and records, to at least the extent required by applicable law.

VOTING INFORMATION

How many votes are necessary to approve the Plan?

A 1940 Act Majority Vote, as defined herein, of the outstanding shares of the Target Fund is required to approve the Reorganization. Each Target Fund shareholder will be entitled to a vote equal to the net asset value of their shares in U.S. dollars determined at the close of business on the Record Date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies.

One-third (33-1/3%) of the Target Fund’s outstanding shares entitled to vote in person or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting. Under relevant state law and the Target Fund’s Trust Instrument, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting; abstentions and broker non-votes, however, will not be treated as votes cast at such Meeting. Thus, under the Trust Instruments, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present but will have the same effect as a vote against the Reorganization. However, there are unlikely to be any “broker non-votes” at the Meeting because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the matter expected to be presented at the Meeting.

How do I ensure my vote is accurately recorded?

You can vote in any one of four ways:

●	By mail, with the enclosed proxy card(s);

●	At the Meeting (which is being conducted exclusively online via live webcast);

●	By telephone; or

●	Online.

A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you want to vote on important issues relating to the Target Fund. If you simply sign, date and return a proxy card but give no voting instructions, your shares will be voted in favor of the Reorganization and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. If your shares are held of record by a broker-dealer and you wish to vote at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to Target Trust expressly revoking your proxy, by signing and forwarding to the Target Trust a later-dated proxy card that is received at or prior to the Meeting, or by attending the Meeting virtually and voting at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than that described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of Management.

Who is entitled to vote?

Shareholders of record of the Target Fund on the Record Date will be entitled to vote at the Meeting. The total number of outstanding shares and net assets of the Target Fund as of the Record Date:

Total Number Of Outstanding Shares	Net Assets ($)
1,900,000	39,571,903.80

How will proxies be solicited?

EQ Fund Solutions, LLC, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $31,520 which will be borne by FTFA and FAV. The Target Trust, on behalf of the Target Fund, expects that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain shareholders of the Target Fund may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Target Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative may ask for the shareholder’s instructions on the proposal described in this Prospectus/Proxy Statement. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Prospectus/Proxy Statement. The Solicitor representative will record the shareholder’s instructions on a proxy card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or online, the shareholder may submit the proxy card(s) originally sent with this Prospectus/Proxy Statement or attend the Meeting.

The Target Trust, on behalf of the Target Fund, will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. FAV may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of the Target Trust or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

The Target Trust, on behalf of the Target Fund, expects that, before the Meeting, broker-dealer firms holding shares of the Target Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Target Trust understands that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan, on behalf of their customers and beneficial owners.

May I attend the Meeting?

The Meeting will be conducted exclusively online via live webcast. Shareholders as of the Record Date (September 12, 2024) may request the Meeting credentials by following the instructions below. In each case, the request should be received no later than December 12, 2024 at 2:00 p.m., Eastern time.

If you hold Target Fund Shares through an intermediary (such as a bank, broker or other custodian) as of the Record Date, you must first register in advance to access your individual control number in order to attend the Meeting. To register and receive your individual control number, you must email proof of your proxy power (“Legal Proxy”) from your intermediary indicating that you are the beneficial owner of the shares in the Target Fund on the Record Date and authorizing you to vote (you may forward the email from your intermediary or attach an image of your Legal Proxy), along with your name and email address, to the Solicitor at attendameeting@equiniti.com with “Legal Proxy” included in the subject line. The email must also state whether before the Meeting you authorized a proxy to vote for you and, if so, how you instructed such proxy to vote. The Solicitor will then email you the instructions to register for the Meeting. After you register, you will receive a confirmation of your registration and an individual control number by email from the Solicitor. The Solicitor also will email your Meeting credentials for participation in the Meeting and instructions for voting during the Meeting.

The Meeting will begin promptly at 11:00 a.m., Eastern time. The Funds encourage you to access the Meeting a few minutes prior to the start time leaving ample time for the check-in. For technical assistance in accessing the Meeting, shareholders can email attendameeting@equiniti.com. During the Meeting, instructions will be provided for shareholders in attendance to submit comments and questions.

How do I sign a proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card(s) or voting instruction.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name appearing on the account registration as shown on the proxy card(s) or voting instruction form(s).

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “[Name], Trustee.”

Are there dissenters’ rights?

The Trust Instrument of the Target Fund does not provide for dissenters’ rights. Therefore, if the Reorganization is approved at the Meeting, shareholders of the Target Fund will not have the right to dissent and obtain payment of the fair value of their shares. Before or after the Closing Date, shareholders may sell their shares on NASDAQ, other national securities exchanges, electronic crossing networks and other alternative trading systems through their broker-dealer.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the officers and trustees of the Target Trust, as a group, owned of record and beneficially less than 1% of the Target Fund. As of the Record Date, the officers and trustees of the Acquiring Trust, as a group, owned of record and beneficially less than 1% of the Acquiring Fund.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the knowledge of the Funds, no other persons owned (beneficially or of record) 5% or more of the outstanding shares of either Fund as of the Record Date, except as listed in Exhibit B to this Prospectus/Proxy Statement. Upon completion of the Reorganization, the percentage of the then outstanding shares of the Target Fund owned by the persons disclosed in Exhibit B as owning 5% or more of the Funds’ outstanding shares is expected to decline.

SHAREHOLDER PROPOSALS

Neither the Target Fund nor the Acquiring Fund is required to hold, or intends to hold, regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a proxy statement of the Target Fund or the Acquiring Fund for the next meeting of shareholders (if any) should send a written proposal to the applicable Trust’s offices, 620 Eighth Avenue, 47th Floor, New York, NY 10018, Attention: Secretary, Western Asset Total Return ETF at Legg Mason ETF Investment Trust or Secretary, Western Asset Bond ETF at Franklin Templeton ETF Trust, so that it is received within a reasonable time in advance of such meeting in order to be included in the proxy statement of the applicable Fund and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law, and other governing instruments.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a Fund’s proxy statement or presented at the meeting.

ADJOURNMENT

The Meeting with respect to the Target Fund may, by action of the chair of the Meeting and without any action by shareholders, be adjourned from time to time with respect to one or more matters to be considered at the Meeting, whether or not a quorum is present with respect to such matter. Such authority to adjourn the Meeting may be used for any reason whatsoever, including to allow time for further solicitation of proxies in the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes have not been received to approve the Proposal. Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment and any business may be transacted at the adjourned meeting that might have been transacted at the Meeting. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on questions of adjournment, to the extent permitted under applicable federal securities laws, state law, and the Trust’s governing instruments. If the Meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place is announced at the Meeting, unless a new record date is fixed.

By Order of the Board of Trustees of the Target Trust,

Harris Goldblat

Vice President and Secretary

October 14, 2024

GLOSSARY

Useful Terms and Definitions

1940 Act — The Investment Company Act of 1940, as amended.

1940 Act Majority Vote — The affirmative vote of the lesser of: (i) a majority of the voting power of the outstanding voting securities of the Target Fund or (ii) 67% or more of the voting power of the voting securities of the Target Fund present on-line or represented by proxy at the Meeting if the holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Target Fund are present or represented by proxy.

Acquiring Fund — Western Asset Bond ETF.

Acquiring Fund Shares — Shares of the Acquiring Fund that will be issued in exchange for the assets (net of any liabilities) of the Target Fund.

Authorized Participant — Financial institutions that have entered into agreements permitting them to purchase and redeem large blocks of shares known as creation units from an ETF.

NASDAQ — The Nasdaq Stock Market, LLC, the primary market on which Acquiring Fund Shares are traded.

Creation Unit — A block of new shares sold by an exchange-traded fund (ETF) company to an Authorized Participant for sale on the open market.

Target Trust — Legg Mason ETF Investment Trust, the registered investment company of which the Target Fund is a series.

Distributors — Franklin Distributors, LLC, One Franklin Parkway, San Mateo, CA 94403, the principal underwriter for each Fund.

Acquiring Trust — Franklin Templeton ETF Trust, the registered investment company of which the Acquiring Fund is a series.

FAV — Franklin Advisers, Inc., the investment manager for the Acquiring Fund.

FRI — Franklin Resources, Inc., One Franklin Parkway, San Mateo, CA 94403.

FTFA — Franklin Templeton Fund Advisor, LLC, the investment manager and administrator for the Target Fund.

FT Services — Franklin Templeton Services, LLC, the administrator for the Acquiring Fund. FT Services is an indirect, wholly owned subsidiary of FRI and is an affiliate to each Fund’s investment manager and principal underwriter.

Funds — The Acquiring Fund and the Target Fund.

Independent Trustees — The Trustees who are not “interested persons” of a Fund, as such term is defined in the 1940 Act.

IRS — U.S. Internal Revenue Service.

Management — FAV, FTFA, and Distributors.

Meeting — The Special Meeting of Shareholders of the Target Fund concerning approval of the Plan.

Net Asset Value (NAV) — The net asset value of a fund is determined by deducting a fund’s liabilities from the total assets of its portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Plan — The Agreement and Plan of Reorganization adopted by the Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund.

Record Date — September 12, 2024 – The date selected for determining which shareholders of record of the Target Fund will be entitled to vote on the Reorganization.

Reorganization — The proposed reorganization contemplated by the Plan.

SAI — Statement of Additional Information, a document that supplements information found in a mutual fund’s or ETF’s prospectus.

SEC — U.S. Securities and Exchange Commission.

Subadvisor — Western Asset Management Company, LLC, subadvisor to the Funds.

Sub-subadvisor — Western Asset London, Western Asset Singapore, and Western Asset Japan, the sub-subadvisors to the Funds.

Target Fund— The Western Asset Total Return ETF, a series of the Target Trust.

Trusts — The Target Trust and the Acquiring Trust, collectively.

U.S. — The United States of America.

Western Asset London — Western Asset Management Company Limited

Western Asset Singapore — Western Asset Management Company Pte. Ltd.

Western Asset Japan — Western Asset Management Company Ltd

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits

A.	Form of Agreement and Plan of Reorganization

B.	Principal Holders of Securities of the Funds

C.	Comparison of Similar Principal Investment Risks Between the Western Asset Total Return ETF and the Western Asset Bond ETF

D.	Principal Risks of the Target Fund Not Disclosed by the Acquiring Fund

E.	Principal Risks of the Acquiring Fund Not Disclosed by the Target Fund

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made as of this 5th day of September, 2024 by and between Franklin Templeton ETF Trust (the “Acquiring Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at One Franklin Parkway, San Mateo California, 94403-1906, on behalf of its series, the Western Asset Bond ETF (the “Acquiring Fund”), and Legg Mason ETF Investment Trust (the “Target Trust”), a statutory trust created under the laws of the State of Maryland, with its principal place of business at 620 Eighth Avenue New York, NY 10018 on behalf of its series, the Western Asset Total Return ETF (the “Target Fund”). Franklin Advisers, Inc. (“FAI”), a Delaware corporation, investment manager to the Acquiring Fund, and Franklin Templeton Fund Adviser, LLC (“FTFA”), a Delaware limited liability company, investment manager to the Target Fund, join this Plan solely for purposes of Section 7.

PLAN OF REORGANIZATION

The reorganization (hereinafter referred to as the “Reorganization”) will consist of (i) the acquisition by the Acquiring Trust, on behalf of the Acquiring Fund, of substantially all of the property, assets and goodwill of the Target Fund in exchange solely for full shares of beneficial interest, with no par value, of the Acquiring Fund (the “Acquiring Fund Shares”) and cash (in lieu of fractional shares, if any); (ii) the distribution of Acquiring Fund Shares to the holders of shares of beneficial interest, with a par value of $0.00001, of the Target Fund (the “Target Fund Shares”) and cash (in lieu of fractional shares, if any), according to their respective interests in the Target Fund, in complete liquidation of the Target Fund; and (iii) the dissolution of the Target Fund as soon as is practicable after the closing (as described in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of the Plan hereinafter set forth.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.	Sale and Transfer of Assets, Liquidation and Dissolution of the Target Fund.

(a) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of the delivery by the Acquiring Fund of the number of Acquiring Fund Shares and cash (in lieu of fractional shares, if any) hereinafter provided, the Target Trust, on behalf of the Target Fund, agrees that, at the time of Closing, it will convey, transfer and deliver to the Acquiring Trust, on behalf of the Acquiring Fund, all of the Target Fund’s then existing assets, including any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries, free and clear of all liens, encumbrances, and claims whatsoever (except for liens and encumbrances that do not materially detract from the value or use of the Target Fund’s assets), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay 25% of the costs and expenses of carrying out the Reorganization in accordance with Section 7 of the Plan, (including, but not limited to, fees of counsel and accountants, and expenses of the Target Fund’s liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the Target Fund’s books as liability reserves; (ii) discharge its unpaid liabilities on its books at the Closing Date (as such term is defined in Section 3), including, but not limited to, its income dividends and capital gain distributions, if any, payable for the period prior to the Closing Date and through the final taxable year ending with the Target Fund’s complete liquidation; and (iii) pay such contingent liabilities, if any, as the officers of the Target Trust, on behalf of the Target Fund, shall reasonably deem to exist against the Target Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Target Fund’s books (such assets hereinafter “Net Assets”). The Acquiring Trust, on behalf of the Acquiring Fund, shall not assume any liability of the Target Fund, whether accrued or contingent, known or unknown, and the Target Trust, on behalf of the Target Fund, shall use its reasonable best efforts to discharge all of the known liabilities of the Target Fund, so far as may be possible, from the cash, bank deposits and cash equivalent securities described above.

(b) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Acquiring Trust, on behalf of the Acquiring Fund, agrees at the Closing to deliver to the Target Trust, on behalf of the Target Fund, the number of Acquiring Fund Shares as well as cash (in lieu of fractional shares, if any), determined by dividing the net asset value per share of each share of the Target Fund by the net asset value per share of each share of the Acquiring Fund, and separately multiplying the result thereof by the number of outstanding shares of the Target Fund as of 4:00 p.m., Eastern time on the Closing Date. The Acquiring Fund Shares and cash (in lieu of fractional shares, if any) delivered to the Target Fund, at the Closing shall have an aggregate net asset value equal to the value of the Target Fund’s Net Assets, all determined as provided in Section 2 of the Plan and as of the date and time specified herein.

(c) Immediately following the Closing, the Target Trust, on behalf of the Target Fund, shall distribute the Acquiring Fund Shares and cash (in lieu of fractional shares, if any) received by the Target Fund, pursuant to this Section 1 pro rata to the Target Fund’s shareholders of record, based upon their respective holdings of the Target Fund, as of the close of business on the Closing Date so that each Target Fund shareholder receives full Acquiring Fund Shares and cash (in lieu of fractional Acquiring Fund Shares, if any) of the Acquiring Fund equal in value to the Target Fund Shares held by the shareholders as of 4:00 p.m. Eastern time on the Closing Date. Such distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due such shareholders based on their respective holdings in the Target Fund as of the close of business on the Closing Date. After the distribution, the Target Fund shall be dissolved.

(d) At the Closing, each shareholder of record of the Target Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 6(d) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Target Fund that such person had on such Distribution Record Date.

(e) All books and records relating to the Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Trust, on behalf of the Acquiring Fund, from and after the date of the Plan, and shall be turned over to the Acquiring Trust, on behalf of the Acquiring Fund, on or prior to the Closing.

2.	Valuation.

(a) The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and the value of the Target Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall in each case be computed as of 4:00 p.m., Eastern time, on the Closing Date, unless on such date: (i) the New York Stock Exchange (“NYSE”) is not open for unrestricted trading; or (ii) the reporting of trading on the NYSE or other relevant market is disrupted; or (iii) any other extraordinary financial event or market condition occurs (each of the events described in (i), (ii) or (iii) are referred to as a “Market Disruption”). The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and the value of the Target Fund’s Net Assets shall be computed in accordance with the valuation procedures set forth in the most recent prospectus of the Acquiring Fund, as amended or supplemented.

(b) In the event of a Market Disruption on the proposed Closing Date so that an accurate appraisal of the net asset value per share of the Acquiring Fund Shares or Target Fund Shares or the value of the Target Fund’s Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

(c) All computations of value regarding the net asset value per share of the Acquiring Fund Shares and Target Fund Shares and the value of the Target Fund’s Net Assets shall be made by the administrator to the Acquiring Fund. All computations of value shall be made by the Acquiring Fund’s administrator using the Acquiring Fund’s Valuation Procedures and shall be subject to review by the Target Fund’s administrator and, if requested by either the Target Trust or the Acquiring Trust, by the independent registered public accountant of the requesting party at the expense of the requesting party. The Target Trust and the Acquiring Trust agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve before the Closing Date any material differences identified between the valuations of the portfolio assets of the Target Fund determined using the Acquiring Fund Valuation Procedures as compared to the prices of the same portfolio assets determined using the Target Fund’s valuation procedures.

3.	Closing and Closing Date.

The Closing shall take place at the principal offices of the Acquiring Trust at 4:00 p.m., Eastern time, on January 10, 2025, or such other date as the officers of the Acquiring Trust and Target Trust may mutually agree (the “Closing Date”). The Target Trust, on behalf of the Target Fund, shall have provided for delivery as of the Closing those Net Assets to be transferred to the account of the Acquiring Fund’s custodian, State Street Bak and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016. The Target Trust, on behalf of the Target Fund, shall deliver at the Closing a list of names and addresses of the holders of record of the Target Fund Shares and the number of full shares of beneficial interest owned by each such shareholder, as of 4:00 p.m., Eastern time, on the Closing Date. The Acquiring Trust, on behalf of the Acquiring Fund, shall provide evidence that such Acquiring Fund Shares have been registered in an account on the books of the Acquiring Fund in such manner as the officers of the Target Trust, on behalf of the Target Fund, may reasonably request.

4.	Representations and Warranties.

4.1. The Acquiring Trust on behalf of the Acquiring Fund, represents and warrants that:

(a) The Acquiring Fund was organized as a Delaware statutory trust on October 9, 2015. The Acquiring Fund is validly existing under the laws of the State of Delaware. The Acquiring Fund is duly registered under the 1940 Act as an open-end management investment company and the Acquiring Fund’s shares were sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the “1933 Act”), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital or obtaining any required initial shareholder approvals.

(b) The Acquiring Trust, on behalf of the Acquiring Fund, is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Fund, each outstanding share of which is, and each Acquiring Fund Share when issued pursuant to and in accordance with the Plan will be, fully paid, non-assessable, and has or will have full voting rights. The Acquiring Fund currently issues one class of shares of beneficial interest.

(c) The Acquiring Fund is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended, or By-laws, as amended, or any contract or any other commitment or obligation and is not subject to any order or decree, that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Plan, except for the registration of Acquiring Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

(d) The financial statements appearing in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2024, audited by PricewaterhouseCoopers LLP, and any interim unaudited financial statements, fairly present the financial position of the Acquiring Fund as of their respective dates and the results of the Acquiring Fund’s operations for periods indicated, in conformity with Generally Accepted Accounting Principles applied on a consistent basis.

(e) The books and records of the Acquiring Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of the Acquiring Fund.

(f) The Acquiring Fund has elected to be treated as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Acquiring Fund is a “fund” as defined in Section 851(g)(2) of the Code. The Acquiring Fund has qualified as a RIC for each taxable year since its inception and intends to continue to qualify as a RIC after the Closing Date. The Acquiring Fund has not had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply. Consummation of the transactions contemplated by the Plan will not cause the Acquiring Fund to fail to be qualified as a RIC as of the Closing Date.

(g) The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(h) The Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses.

(i) The Acquiring Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.1(d) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.

(j) There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

(k) The registration statement on Form N-14 referred to in Section 5.1(a) hereof (the “Registration Statement”), and any prospectus or statement of additional information of the Acquiring Fund contained or incorporated therein by reference, and any supplement or amendment to the Registration Statement, or any such prospectus or statement of additional information or supplement thereto, on the effective date of the Registration Statement, on the date of the special meeting of the Target Fund’s shareholders to vote on the Plan (the “Special Meeting”) and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading, provided, however, that the representations and warranties of this subparagraph shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

(l) Since March 31, 2024, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.

(m) On the Closing Date, all material Tax Returns (as defined below) of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquiring Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Acquiring Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Plan, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

(n) All information to be furnished by the Acquiring Fund, for use in preparing any registration statement, prospectus, proxy statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete.

(o) No shareholder of the Acquiring Fund shall have any option, warrant or preemptive right of subscription or purchase with respect to Acquiring Fund Shares, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.

(p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Plan, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.

(q) There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Fund. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(r) The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of the Acquiring Trust’s Board of Trustees.

4.2.       The Target Trust, on behalf of the Target Fund, represents and warrants that:

(a) The Target Trust was organized as a Maryland statutory trust on June 8, 2015 and is validly existing under the laws of the State of Maryland. The Target Fund is duly registered under the 1940 Act as an open-end management investment company and the Target Fund’s shares were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital or obtaining any required initial shareholder approvals.

(b) The Target Fund is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $0.00001, of the Target Fund, each outstanding share of which is fully paid, non-assessable, and has full voting rights.

(c) The Target Fund is not a party to or obligated under any provision of its Declaration of Trust, as amended, or By-laws, as amended, or any contract or any other commitment or obligation and is not subject to any order or decree that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by the Plan. The Target Fund has no material contracts or other commitments (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under the Plan) which will not be terminated by it in accordance with their terms at or prior to the Closing Date, or which will result in a penalty or additional fee to be due from or payable by it.

(d) The financial statements appearing in the Target Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2024, audited by PricewaterhouseCoopers LLP, and any interim unaudited financial statements, fairly present the financial position of the Target Fund as of their respective dates and the results of the Target Fund’s operations for periods indicated, in conformity with Generally Accepted Accounting Principles applied on a consistent basis.

(e) The books and records of the Target Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of the Target Fund.

(f) The Target Fund has elected to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Code. The Target Fund is a “fund” as defined in Section 851(g)(2) of the Code. The Target Fund has qualified as a RIC for each taxable year since its inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply. Consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

(g) The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(h) The Target Fund does not have any unamortized or unpaid organizational fees or expenses.

(i) The Target Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.2(d) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.

(j) There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

(k) The Registration Statement, and any prospectus or statement of additional information of the Target Fund contained or incorporated therein by reference, and any supplement or amendment to the Registration Statement, or any such prospectus or statement of additional information or supplement thereto, on the effective date of the Registration Statement, on the date of the Special Meeting and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading, provided, however, that the representations and warranties of this subparagraph shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

(l) Since March 31, 2024, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.

(m) On the Closing Date, all material Tax Returns of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.

(n) All information to be furnished by the Target Fund for use in preparing any registration statement, prospectus, proxy statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete.

(o) As of the Closing Date, the Target Fund will not have outstanding any warrants, option, convertible securities, or any other types of rights pursuant to which any person could acquire shares of the Target Fund, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.

(p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by the Plan, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.

(q) There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Fund. The Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Target Fund’s business or its ability to consummate the transactions herein contemplated.

(r) The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of the Target Fund’s Board of Trustees, subject to approval of the Target Fund’s shareholders.

(s) At the Closing, the Target Fund will have good and marketable title to all of the securities and other assets transferred pursuant to Section 1 above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(t) The Target Trust, on behalf of the Target Fund, will declare and pay or cause to be paid a dividend or dividends prior to the Closing Date, that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

5.        Covenants of the Acquiring Trust, on behalf of the Acquiring Fund, and Covenants of the Target Trust, on behalf of the Target Fund.

5.1.     The Acquiring Trust, on behalf of the Acquiring Fund:

(a) Shall file the Registration Statement with the Securities and Exchange Commission (“SEC”) and use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time it becomes effective, the Registration Statement (i) shall have complied in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Special Meeting, and at the Closing Date, the combined prospectus/proxy statement and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b) Shall have sent to each shareholder of record of the Target Fund entitled to vote at the Special Meeting at which action on the Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined prospectus/proxy statement that complies in all material respects with the applicable provisions of the 1933 Act, Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations thereunder (the “Prospectus/Proxy Statement”).

(c) Covenants to operate the Acquiring Fund’s business as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.

(d) Subject to the provisions of the Plan, shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

5.2.      The Target Trust on behalf of the Target Fund:

(a) Shall provide the Acquiring Fund, with information reasonably necessary for the preparation and distribution of the Prospectus/Proxy Statement to be included in the Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the Special Meeting referred to below.

(b) As of the Closing, shall have called and held the Special Meeting to consider and vote upon the Plan, and shall have taken all other actions reasonably necessary to obtain approval of the transactions contemplated herein.

(c) Covenants to operate the Target Fund’s business as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.

(d) Subject to the provisions of the Plan, shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

(e) Shall file, by the Closing Date, all of the Target Fund’s federal and other Tax Returns required by law to be filed on or before such date and all federal and other Taxes shown as due on said Tax Returns shall have either been paid, or adequate liability reserves shall have been provided for the payment of such Taxes.

(f) Shall provide at the Closing:

(1) A statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Trust, on behalf of the Acquiring Fund.

(2) A copy (which may be in electronic form) of the Target Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund, with respect to each shareholder, and such information as the Acquiring Fund may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Target Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury (“Treasury Regulations”) following the Closing for all of the shareholders of record of the Target Fund’s shares as of the close of business on the day of valuation as described in Section 2, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan (the “Target Fund Shareholder Documentation”).

(3) A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax Returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1)) required by law to be filed by the Target Fund after the Closing.

(4) If requested by the Acquiring Fund, all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

(g) As promptly as practicable, but in any case within sixty days after the date of Closing, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code.

(h) Undertakes that it will not acquire Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Target Fund’s shareholders.

(i) Undertakes that, if the Plan is consummated, the Target Fund will liquidate and dissolve.

5.3.    The Acquiring Trust on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. The Acquiring Trust on behalf of the Acquiring Fund and the Target Trust, on behalf of the Target Fund, shall not take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

6.        Conditions Precedent to be Fulfilled by the Acquiring Trust, on behalf of the Acquiring Fund, and by the Target Trust, on behalf of the Target Fund.

The consummation of the Plan hereunder shall be subject to the following respective conditions:

(a) That (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; and (ii) the other party shall have performed all obligations required by the Plan to be performed by it prior to the Closing.

(b) That the SEC shall have declared effective the Registration Statement or the Registration Statement shall have become effective pursuant to Rule 488 under the 1933 Act and the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative, or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either Fund or would prohibit the transactions contemplated hereby.

(c) That the Plan and the Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Target Fund at a meeting or any adjournment thereof.

(d) The Target Trust, on behalf of the Target Fund, shall have declared and paid or cause to have been paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid) and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

(e) That all required consents of other parties and all other consents, orders, and permits of federal, state and local authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of the Target Fund or the Acquiring Fund.

(f) That there shall be delivered to the Target Fund an opinion in form and substance satisfactory to it from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the Acquiring Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights:

(1) The Acquiring Trust is a validly existing statutory trust in good standing under the laws of the State of Delaware;

(2) The Acquiring Fund is an open-end management investment company registered as such under the 1940 Act;

(3) The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of the Acquiring Trust on behalf of the Acquiring Fund;

(4) The Plan is the legal, valid, and binding obligation of the Acquiring Fund, and is enforceable against the Acquiring Trust on behalf of the Acquiring Fund, in accordance with its terms;

(5) The Acquiring Trust on behalf of the Fund, is authorized to issue an unlimited number of shares of beneficial interest, without par value; and

(6) Acquiring Fund Shares to be issued pursuant to the terms of the Plan have been duly authorized and, when issued and delivered as provided in the Plan and the Registration Statement, will have been validly issued and fully paid and will be non-assessable by the Acquiring Trust, on behalf of the Acquiring Fund.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Fund.

(g) That there shall be delivered to the Acquiring Trust on behalf of the Acquiring Fund, an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to the Target Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights:

(1) The Target Trust is a validly existing statutory trust in good standing under the laws of the State of Delaware;

(2) The Target Fund is an open-end management investment company registered as such under the 1940 Act;

(3) The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of the Target Trust on behalf of the Target Fund; and

(4) The Plan is the legal, valid, and binding obligation of the Target Trust, on behalf of the Target Fund, and is enforceable against the Target Trust, on behalf of the Target Fund, in accordance with its terms.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of the Target Trust, with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Target Fund.

(h) That there shall be delivered to the Acquiring Trust, on behalf of the Acquiring Fund, and Target Trust, on behalf of the Target Fund, an opinion in form and substance satisfactory to it from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the Acquiring Trust and Target Trust, to the effect that, provided the transaction contemplated hereby is carried out in accordance with the Plan, and the laws of the State of Delaware, and based upon certificates of the officers of the Acquiring Fund and Target Fund with regard to matters of fact:

(1) The acquisition by the Acquiring Fund of substantially all the assets of the Target Fund, as provided for herein, in exchange solely for the Acquiring Fund Shares and cash (in lieu of fractional shares, if any) followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares and cash (in lieu of fractional shares, if any) in complete liquidation of the Target Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2) No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares under Sections 361(a) and 357(a) of the Code;

(3) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the Acquiring Fund Shares under Section 1032(a) of the Code;

(4) No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation of the Target Fund (in pursuance of the Plan) under Section 361(c)(1) of the Code;

(5) The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of these assets in the hands of the Target Fund immediately prior to the Reorganization under Section 362(b) of the Code;

(6) The holding periods of the assets of the Target Fund received by the Acquiring Fund will include the periods during which such assets were held by the Target Fund under Section 1223(2) of the Code;

(7) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their in the Target Fund Shares solely for the Acquiring Fund Shares (except with respect cash in lieu of fractional shares, if any) under Section 354(a) of the Code;

(8) The aggregate tax basis of the Acquiring Fund Shares to be received by the shareholders of the Target Fund will be the same as the tax basis of the Target Fund Shares exchanged therefor under Section 358(a)(1) of the Code;

(9) The holding period of the Acquiring Fund Shares to be received by shareholders of the Target Fund will include the holding period of the Target Fund Shares surrendered in exchange therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the effective date of the Reorganization under Section 1223(1) of the Code; and

(10) The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of the Target Fund described in Section 381(c) of the Code, as if there had been no Reorganization subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, if applicable and the Treasury Regulations thereunder.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund, or any Shareholder of the Target Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

(i) That the Acquiring Fund’s Prospectus contained in the Registration Statement with respect to Acquiring Fund Shares to be delivered to Target Fund shareholders in accordance with the Plan shall be effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(j) That the Acquiring Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each holder of the Target Fund Shares.

(k) The Target Fund will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) the Target Fund Shareholder Documentation, (3) if requested by the Acquiring Trust, on behalf of the Acquiring Fund, all work papers and supporting statements related to ASC 740-10-25 (formerly, FIN 48) pertaining to the Target Fund, (4) the Tax books and records of the Target Fund for purposes of preparing any Tax Returns required by law to be filed for Tax periods ending after the Closing Date, and (5) a statement of earnings and profits as provided in Section 5.2(g).

7.	Expenses.

The expenses of entering into and carrying out the provisions of the Plan shall be borne as follows: the Target Fund will pay 25% of the costs of the Reorganization. FAI, the investment manager for the Acquiring Fund and FTFA, the investment manager for the Target Fund, will pay 75% of the costs of the Reorganization.

8.	Termination; Postponement; Waiver; Order.

(a) Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated, and the Reorganization abandoned at any time prior (whether before or after approval thereof by the shareholders of the Target Fund) to the Closing, or the Closing may be postponed:

(1) by mutual consent of the Acquiring Trust on behalf of the Acquiring Fund and the Target Trust, on behalf of the Target Fund;

(2) by the Target Trust, on behalf of the Target Fund, if any condition of its obligations set forth in Section 6 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or

(3) by the Acquiring Trust on behalf of the Acquiring Fund, if any condition of its obligations set forth in Section 6 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.

(b) If the transactions contemplated by the Plan have not been consummated by December 31, 2025, the Plan shall automatically terminate on that date, unless a later date is mutually agreed to by officers of the Acquiring Fund and Target Fund.

(c) In the event of termination of the Plan prior to its consummation, pursuant to the provisions hereof, the Plan shall become void and have no further effect, and neither the Acquiring Trust, on behalf of the Acquiring Fund, the Target Trust, on behalf of the Target Fund, nor their trustees, officers, or agents or the shareholders of the Target or Acquiring Fund shall have any liability in respect of the Plan, but all expenses incidental to the preparation and carrying out of the Plan shall be paid as provided in Section 7 hereof.

(d) At any time prior to the Closing, any of the terms or conditions of the Plan may be waived by the Acquiring Trust on behalf of the Acquiring Fund, or the Target Trust, on behalf of the Target Fund, if, in the judgment of their respective officers, such action or waiver will not have a material adverse effect on the benefits intended under the Plan to such Fund’s shareholders.

(e) The representations and warranties contained in Section 4 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither the Acquiring Trust, Target Trust, nor any of their respective officers, trustees, agents, or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

(f) If any order of the SEC with respect to the Plan shall be issued prior to the Closing that imposes any term or condition that is determined by action of the Board of Trustees of the Target Trust or the Acquiring Trust to be acceptable, such term or condition shall be binding as if it were a part of the Plan without a vote or approval of the shareholders of the Target Fund; provided that, if such term or condition would result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund, and such term or condition had not been included in the Prospectus/Proxy Statement or other proxy solicitation material furnished to the shareholders of the Target Fund prior to the Special Meeting, the Plan shall not be consummated and shall terminate unless the Target Fund promptly calls a special meeting of its shareholders at which such condition shall be submitted for approval.

9.	Cooperation and Exchange of Information; Reporting Responsibility.

(a) The Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, will provide each other and their respective representatives with such cooperation, assistance, and information as either of them reasonably may request of the other in filing any Tax Returns, amended return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes.

(b) Any reporting responsibility of the Target Trust on behalf of the Target Fund, is and shall remain the responsibility of the Target Fund, up to and including the Closing Date, and such later date on which the Target Fund is terminated including, without limitation, responsibility for (i) preparing and filing Tax Returns relating to Tax periods ending on or prior to the date of Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local Tax authorities or any other relevant regulatory authority, except as otherwise mutually agreed by the parties.

(c) After the Closing Date, the Target Trust, on behalf of the Target Fund, shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by the Target Fund with respect to the Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

10.	Liability of the Target Fund and the Acquiring Fund.

(a) The Target Trust, on behalf of the Target Fund, acknowledges and agrees that all obligations of the Acquiring Trust, on behalf of the Acquiring Fund, under the Plan with respect to the Acquiring Fund are binding only with respect to that Fund; shall be discharged only out of the assets of the Acquiring Fund; that no other series of Acquiring Fund shall be liable with respect to the Plan or in connection with the transactions contemplated herein; and that the Target Fund shall not seek satisfaction of any such obligation or liability from the shareholders of the Acquiring Fund, the trustees, officers, employees or agents of the Acquiring Trust, or any of them.

(b) The Acquiring Trust on behalf of the Acquiring Fund, acknowledges and agrees that all obligations of the Target Trust, on behalf of the Target Fund, under the Plan with respect to the Target Fund are binding only with respect to that Fund; shall be discharged only out of the assets of the Target Fund; that no other series of the Target Fund shall be liable with respect to the Plan or in connection with the transactions contemplated herein; and that the Acquiring Trust, on behalf of the Acquiring Fund, shall not seek satisfaction of any such obligation or liability from the shareholders of the Target Fund, the trustees, officers, employees or agents of the Target Trust, or any of them.

11.	Entire Agreement and Amendments.

The Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for. The Plan may be amended only by mutual consent of the parties in writing. Neither the Plan nor any interest herein may be assigned without the prior written consent of the other party.

12.	Counterparts.

The Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.	Governing Law.

The Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

14.	Notices.

Any notice, report, or demand required or permitted by any provision of the Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Acquiring Trust on behalf of the Acquiring Fund, at One Franklin Parkway, San Mateo California, 94403-1906 Attention: Secretary, or the Target Trust, on behalf of the Target Fund, at One Franklin Parkway, San Mateo California, 94403-1906, Attention: Secretary, as the case may be.

15.	Headings.

The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

[Signature Page Follows]

IN WITNESS WHEREOF, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, have caused the Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

FRANKLIN TEMPLETON ETF TRUST, ON BEHALF OF THE WESTERN ASSET BOND ETF

By:
Name:
Title:

LEGG MASON ETF INVESTMENT TRUST, ON BEHALF OF THE WESTERN ASSET TOTAL RETURN ETF

By:
Name:
Title:

With respect to Section 7 of the Plan only:
FRANKLIN ADVISERS, INC.

By:
Name:
Title:

With respect to Section 7 of the Plan only:
FRANKLIN TEMPLETON FUND ADVISER, LLC

Name:
Title:

EXHIBIT B

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names, addresses and percent ownership of each person who, as of September 12, 2024 to the best knowledge of the Target Trust, owned 5% or more of the outstanding shares of each class of the Target Fund. Also, listed below are the names, addresses and percent ownership of each person who, as of September 12, 2024 to the best knowledge of the Acquiring Trust, owned 5% or more of the outstanding shares of each class of the Acquiring Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Fund	Name* and Address	Share Amount	Percentage of Class (%)
Target Fund	Charles Schwab & Co. Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	790,444	41.60
	Goldman Sachs & Co. LLC Proxy Department 30 Hudson Street Jersey City, NJ 07302	235,512	12.40
	JP Morgan Securities, LLC/JPMC 500 Stanton Christiana Road, OPS 4 3rd Floor Newark, DE 19713	188,994	9.95
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	112,178	5.90
	BofA Securities, Inc. 4804 Deer Lake Dr E Jacksonville, FL 32246	111,845	5.89

Acquiring Fund	J.P. Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245-0001	248,704	61.13
	Morgan Stanley & Co. LLC 1300 Thames St 5th Floor Baltimore, MD 21231	250,000	15.63
	Goldman Sachs & Co. LLC Proxy Department 30 Hudson Street Jersey City, NJ 07302	248,704	15.54
*	For the benefit of its customer(s).

B-1

EXHIBIT C

Comparison of Similar Principal Investment Risks Between the Western Asset Total Return ETF and the Western Asset Bond ETF

Western Asset Total Return ETF (Target Fund)	Western Asset Bond ETF (Acquiring Fund)
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments.

Market. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The global outbreak of the novel strain of coronavirus, COVID-19 and its subsequent variants, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. The long-term impact on economies, markets, industries and individual issuers is not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Western Asset Total Return ETF (Target Fund)	Western Asset Bond ETF (Acquiring Fund)
The fallout from the COVID-19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Market and interest rate risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the Fund’s securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Recently, the U.S. Federal Reserve has been raising interest rates from historically low levels. It may continue to raise interest rates. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of the Fund’s holdings to decrease.

Interest Rate. When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Western Asset Total Return ETF (Target Fund)	Western Asset Bond ETF (Acquiring Fund)

The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer's assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Credit. An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value. Mortgage-backed securities that are not issued by U.S. government agencies may have a greater risk of default because neither the U.S. government nor an agency or instrumentality have guaranteed or provided credit support to them. The credit quality of most asset-backed securities depends primarily on the credit quality of the underlying assets and the amount of credit support (if any) provided to the securities. While securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, not all securities of the various U.S. government agencies are, including those of Fannie Mae and Freddie Mac. Also, guarantees of principal and interest payments do not apply to market prices, yields or the Fund’s share price. While the U.S. government has, in the past, provided financial support to Fannie Mae and Freddie Mac, the U.S. government is not obligated by law to do so and no assurance can be given that the U.S. government will do so in the future.

Western Asset Total Return ETF (Target Fund)	Western Asset Bond ETF (Acquiring Fund)
Asset-backed and mortgage-backed securities risk. MBS and ABS are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. When market interest rates increase, the market values of MBS (CMBS and RMBS) decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of MBS is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, when market interest rates decline, while the value of MBS may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. MBS are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in ABS are subject to similar risks. Payment of principal and interest on ABS is dependent largely on the cash flows generated by the assets backing the securities. The risk of loss due to default on private MBS and ABS is historically higher because neither the U.S. government nor an agency or instrumentality has guaranteed them. MBS and ABS are subject to heightened illiquidity risk and the liquidity of MBS and ABS may change over time.	Mortgage Securities and Asset-Backed Securities. Mortgage securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity and duration of mortgage securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

Western Asset Total Return ETF (Target Fund)	Western Asset Bond ETF (Acquiring Fund)

Derivatives risk. Using derivatives can increase Fund losses and reduce opportunities for gains, such as when market prices, interest rates, currencies or the derivatives themselves behave in a way not anticipated by the Fund’s subadviser. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives also tend to involve greater illiquidity risk and valuation risk. The Fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Swap agreements tend to shift the Fund’s investment exposure from one type of investment to another. For example, the Fund may enter into interest rate swaps, which involve the exchange of interest payments by the Fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the Fund would be less than what it would have been if the Fund had not entered into the interest rate swap.

Derivative Instruments. The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a security, interest rate or index, and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the security, interest rate, index or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

Western Asset Total Return ETF (Target Fund)	Western Asset Bond ETF (Acquiring Fund)

Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

To the extent that the Fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund may not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid to purchase the securities.

Prepayment. Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

Western Asset Total Return ETF (Target Fund)	Western Asset Bond ETF (Acquiring Fund)
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s share price to be more volatile.	Extension. Some debt securities are subject to the risk that the debt security’s effective maturity is extended because calls or prepayments are less or slower than anticipated, particularly when interest rates rise. The market value of such security may then decline and become more interest rate sensitive.

Foreign investments and emerging markets risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly domestic exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, political, economic, financial or social instability, terrorism, armed conflicts and other geopolitical events, and the impact of tariffs and other restrictions on trade or economic sanctions. Geopolitical or other events such as nationalization or expropriation could even cause the loss of the Fund’s entire investment in one or more countries.

In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in certain foreign markets, particularly emerging market countries, and shareholders may have limited legal remedies. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified Fund.

Foreign Securities (non-U.S.). Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies – e.g., fluctuations may negatively affect investments denominated in foreign currencies and any income received or expenses paid by the Fund in that foreign currency. The risks of foreign investments may be greater in developing or emerging market countries.

Western Asset Total Return ETF (Target Fund)	Western Asset Bond ETF (Acquiring Fund)

The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic and political conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.

Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Settlement of trades in these markets can take longer than in other markets and the Fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer).

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Their economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic or a natural disaster. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Emerging Market Countries. The Fund’s investments in emerging market issuers are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Western Asset Total Return ETF (Target Fund)	Western Asset Bond ETF (Acquiring Fund)
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.	High-Yield Debt Securities. Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Portfolio management risk. The value of your investment may decrease if the subadviser's judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the Fund. Furthermore, the implementation of the Fund’s investment strategies is subject to a number of constraints, which could also adversely affect the Fund’s value or performance.

Management. The Fund is subject to management risk because it is an actively managed ETF. The Fund's sub-advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Western Asset Total Return ETF (Target Fund)	Western Asset Bond ETF (Acquiring Fund)
Cybersecurity risk. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information) or proprietary information, cause the Fund, the manager, the subadviser, Authorized Participants, the relevant listing exchange and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent Fund investors from purchasing or redeeming shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund. The Fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.	Cybersecurity. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the investment manager, the sub-advisor, authorized participants, or index providers (as applicable) and listing exchanges, and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing redeeming shares or receiving distributions. The investment manager and the sub-advisor have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund, the investment manager or the sub-advisor. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the manager, the subadviser, Authorized Participants, the relevant listing exchange and their service providers are subject to the risk of cyber incidents occurring from time to time.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the investment manager, the sub-advisor, and their service providers are subject to the risk of cyber incidents occurring from time to time.

Western Asset Total Return ETF (Target Fund)	Western Asset Bond ETF (Acquiring Fund)

Market trading risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to net asset value.

Absence of active market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in Fund shares. The absence of an active market for the Fund’s shares may contribute to the Fund’s shares trading at a premium or discount to net asset value.

Shares of the Fund may trade at prices other than net asset value. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent net asset value. The net asset value of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or net asset value. As a result, the trading prices of the Fund’s shares may deviate significantly from net asset value during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NET ASSET VALUE.

Market Trading. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The sub-advisor cannot predict whether shares will trade above (premium), below (discount) or at NAV.

Western Asset Total Return ETF (Target Fund)	Western Asset Bond ETF (Acquiring Fund)
Authorized Participant Concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. “Authorized Participants” are broker-dealers that are permitted to create and redeem shares directly with the Fund and who have entered into agreements with the Fund’s distributor. A limited number of institutions act as Authorized Participants in respect of the Fund. To the extent that these institutions exit the business or are unable to process creation and/or redemption orders with respect to the Fund and no other Authorized Participant steps forward to create or redeem, in either of these cases, Fund shares may trade at a premium or discount to net asset value and possibly face trading halts and/or delisting.	Authorized Participant Concentration. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem creation units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.
Cash transactions risk. Unlike most other ETFs, the Fund may effect its creations and redemptions primarily for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments at an inopportune time to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to incur certain costs such as brokerage costs, and to recognize gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind.	Cash Transactions. Unlike certain ETFs, the Fund expects to generally effect its creations and redemptions entirely for cash, rather than for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Fund shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Western Asset Total Return ETF (Target Fund)	Western Asset Bond ETF (Acquiring Fund)

Small Fund risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. If the Fund does not attract additional assets, the Fund’s expenses will continue to be spread over a small asset base.

Small Fund. When the Fund's size is small, the Fund may experience low trading volume and wide bid-ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange.

EXHIBIT D

Principal Risks of the Target Fund Not Disclosed by the Acquiring Fund

Trading issues risk. Trading in Fund shares on NASDAQ may be halted in certain circumstances. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the Fund will continue to be met.

Investment in loans risk. Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service). Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the Fund’s redemption obligations. Because junior loans are unsecured and subordinated and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Bank loans may not be considered securities under federal securities laws and therefore, the Fund may not have the protections afforded by U.S. federal securities laws with respect to such investments.

Investing in ETFs risk. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value and may experience volatility in certain market conditions. The Fund will pay brokerage commissions in connection with the purchase and sales of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the Fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the Fund would be unable to sell its ETF shares unless and until trading is resumed.

Stock market and equity securities risk. The stock markets are volatile and the market prices of the Fund’s equity securities may decline generally. Equity securities may include warrants, rights, exchange-traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds and real estate investment trusts. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. If the Fund holds equity securities in a company that becomes insolvent, the Fund's interests in the company will be subordinated to the interests of debtholders and general creditors of the company, and the Fund may lose its entire investment.

Asset class risk. Securities or other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Assets under management risk. From time to time, a third party, FTFA and/or affiliates of FTFA or the Fund may invest in the Fund and hold its investment for a period of time in order to facilitate commencement of the Fund's operations or to allow for the Fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment, that it will not redeem at an inopportune time for the Fund or that the size of the Fund will be maintained at a level necessary to enable the Fund to remain viable. Such redemption may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s net asset value, market price, performance, or ability to satisfy redemptions in a timely manner.

Commodity regulatory risk. The Fund is a “commodity pool” and the Fund’s manager is registered as a “commodity pool operator” under the Commodity Exchange Act with respect to the Fund. As a result, additional disclosure, reporting and recordkeeping obligations mandated by the U.S. Commodity Futures Trading Commission (“CFTC”) apply with respect to the Fund. The Fund’s manager is therefore subject to dual regulation by the Securities and Exchange Commission and the CFTC. Notwithstanding the foregoing, the CFTC has adopted rules that allow for substituted compliance with certain CFTC disclosure and shareholder reporting requirements based on compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the manager as the Fund’s commodity pool operator, the manager’s and the Fund’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the manager’s CFTC compliance obligations. The CFTC has neither reviewed nor approved the Fund, its investment strategies, or this Prospectus/Proxy Statement.

Forward roll transactions risk. Forward roll transactions (also referred to as mortgage dollar rolls) are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. The Fund’s forward roll transactions could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase securities may be limited. Forward roll transactions may have a leveraging effect on the Fund, making the value of an investment in the Fund more volatile, requiring the Fund to liquidate portfolio securities when it may not be advantageous to do so and magnifying any change in the Fund’s net asset value.

Hedging risk. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

Illiquidity risk. Some assets held by the Fund may be or become impossible or difficult to sell and some assets that the Fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). The liquidity of certain assets, particularly of privately-issued and non-investment grade MBS, ABS and CDOs, may be difficult to ascertain and may change over time.

Leverage risk. The value of your investment may be more volatile if the Fund borrows or uses derivatives or other investments that have a leveraging effect on the Fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. The Fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.

National closed market trading risk. Where the underlying securities held by the Fund trade on foreign exchanges that are closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security (i.e., during the Fund’s domestic trading day) and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market), which in turn could lead to a difference between the price at which the Fund has valued the security and the value of the underlying security. This could also result in premiums or discounts to the Fund’s net asset value that may be greater than those experienced by other ETFs.

Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation, and the Fund may be unable to enforce its rights against the issuers. Sovereign debt risk is increased for emerging market issuers.

Valuation risk. The sales price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the Fund’s investments involves subjective judgment.

EXHIBIT E

Principal Risks of the Acquiring Fund Not Disclosed by the Target Fund

Income. The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security.

When-Issued and Delayed Delivery Transactions. Mortgage-backed securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Because the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Cash/Cash Equivalents. To the extent the Fund holds cash or cash equivalents rather than securities in which it primarily invests or uses to manage risk, the Fund may not achieve its investment objectives and may underperform.

Floating Rate Corporate Investments. Floating rate corporate loans and corporate debt securities generally have credit ratings below investment grade and may be subject to resale restrictions. They are often issued in connection with highly leveraged transactions, and may be subject to greater credit risks than other investments including the possibility of default or bankruptcy. In addition, a secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value upon the sale of a corporate loan. A significant portion of floating rate investments may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics.

Impairment of Collateral. The value of collateral securing a loan or other corporate debt security may decline after the Fund invests and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund, or the collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell.

Credit-Linked Securities. Credit-linked securities, which may be considered to be a type of structured debt investment, represent an interest in a pool of, or are otherwise collateralized by, one or more reference securities such as corporate debt obligations or credit default swaps thereon or bank loan obligations. The Fund may lose money investing in credit-linked securities if a credit event (for example, a bankruptcy or failure to pay interest or principal or a restructuring) occurs with respect to a reference security, if the underlying securities otherwise perform poorly, or if certain counterparties fail to satisfy their obligations. The market for credit-linked securities may suddenly become illiquid, making it difficult for the Fund to sell such securities promptly at an acceptable price.

Variable Rate Securities. Because changes in interest rates on variable rate securities (including floating rate securities) may lag behind changes in market rates, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on variable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.

Focus. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

E-1

Portfolio Turnover. Active and frequent trading will increase a shareholder’s tax liability and the Fund’s transaction costs, which could detract from Fund performance.

Large Shareholder. Certain shareholders, including other funds or accounts advised by the investment manager or an affiliate of the investment manager, may from time to time own a substantial amount of the Fund’s shares. In addition, a third-party investor, the investment manager or an affiliate of the investment manager, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

E-2